Dreyfus
BASIC California
Municipal
Money Market Fund

SEMIANNUAL REPORT
December 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC
                                                           California Municipal
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC California Municipal Money Market Fund, covering the six-month period from July 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

During the reporting period, tax-exempt money market funds generally posted higher returns than stocks. As one of America's longest periods of economic expansion came to an end, the money markets helped investors preserve their capital. However, money market yields declined sharply, as the Federal Reserve Board' s interest-rate reductions drove short-term rates to their lowest levels in 40 years.

The past six months have also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied toward the end of the reporting period. The importance of diversification was underscored by the longer term bond market' s strong returns, which helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, the current investment environment has affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With tax-exempt money market yields ending 2001 at historically low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

January 15, 2002




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC California Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 2001, the fund produced an annualized yield of 1.66% and, after taking into account the effects of compounding, an annualized effective yield of 1.67%.(1)

We attribute the fund' s performance to deteriorating fiscal conditions in California and declining interest rates, which resulted in lower yields for tax-exempt money market securities.

What is the fund's investment approach?

The fund' s goal is to seek a high level of current income exempt from federal and California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from California issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in California' s short-term municipal marketplace

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's weighted average maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund' s weighted average maturity to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund' s weighted average maturity to

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

maintain current yields for as long as practical. At other times, we try to maintain a neutral weighted average maturity.

What other factors influenced the fund's performance?

Three major factors influenced the fund' s performance during the reporting period: California' s weakening economy, the fiscal repercussions from the state' s energy crisis and the short-term interest-rate reductions initiated by the Federal Reserve Board (the "Fed").

California' s economy weakened during the reporting period, as did the nation's. In California' s case, economic weakness was particularly pronounced in Silicon Valley, where formerly high-flying technology companies struggled in the face of reduced demand for their products and services. While the damage was most severe among "dot.com" businesses, the Internet economy created economic hardships for the state.

The state' s energy crisis earlier in the year created substantial fiscal problems when California' s general fund incurred unexpected expenses totaling approximately $6 billion to purchase electricity from out-of-state suppliers. The California Department of Water Resources, which assumed the role of the state' s primary power buyer, signed more than $43 billion in power contracts at the height of the crisis, and, as of the end of the reporting period, is now seeking to renegotiate many of them. On a more positive note, the state was able to avoid blackouts this summer because of milder than expected weather, strong conservation efforts and a crash power plant building program. In fact, California entered the winter season with a substantial power surplus.

Finally, the fund was profoundly affected by the series of five short-term interest rate cuts implemented by the Fed during the reporting period. These cuts reduced the benchmark rate for overnight, interbank loans by 2.00% at the reporting period's end. Lower interest rates led to commensurately lower yields for tax-exempt money market instruments.

In this challenging investment environment, we have focused on maintaining the fund' s high credit quality. As a result, we made some slight modifications to our asset allocation strategy. As a short-term, tax-exempt money market fund, suitable investments have been primarily in, but not limited to, three categories: variable-rate demand notes (VRDNs), which are securities on which yields are reset daily or weekly, fixed-rate municipal notes, and tax-exempt commercial paper. With fixed-rate securities providing such low yields, we have chosen to increase the fund's holdings of VRDNs, which has improved the fund's liquidity characteristics.

What is the fund's current strategy?

As of the end of the reporting period, approximately 77% of the fund's assets were invested in VRDNs, with the balance invested in municipal notes. This emphasis on high quality, short-term, floating-rate securities reflects a cautious approach to California' s municipal marketplace. Until we see marked economic improvement, we plan to continue to maintain high levels of liquidity and credit quality, as well as broad diversification across many investment sectors to reduce the effects of potential declines in any one area. Of course, we are prepared to change our strategies and the fund's composition as market conditions develop.

January 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS


                                                                                               Principal
TAX EXEMPT INVESTMENTS--100.6%                                                                Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Bakersfield, GO Notes, Refunding

   3%, 12/15/2002                                                                               500,000                  505,650

State of California, RAN:

   3.25%, 6/28/2002                                                                           1,000,000                1,004,940

   VRDN:

      2.064%                                                                                  1,000,000  (a)           1,000,000

      2.43%                                                                                   1,000,000  (a)           1,000,000

California Pollution Control Financing Authority:

  PCR:

      (Chevron U.S.A. Inc. Project) 3%, 5/15/2002                                               700,000                  700,000

      Refunding, VRDN (Pacific Gas and Electric)

         2% (LOC; Bank of America)                                                            1,600,000  (a)           1,600,000

   RRR, VRDN (Burney Forest Products Project)

      1.70% (LOC; Fleet Bank)                                                                   700,000  (a)             700,000

   SWDR, VRDN (Western Waste Industries)

      1.70% (LOC; Fleet Bank)                                                                 2,500,000  (a)           2,500,000

California Statewide Communities Development Authority

  VRDN:

    MFHR (Oakmont Senior Living)

         1.55% (LOC; FHLB)                                                                    5,340,000  (a)           5,340,000

      Revenues:

         COP (John Muir/Mount Diablo Health)

            1.65% (Insured; AMBAC and LOC;

            Chase Manhattan Bank)                                                             2,100,000  (a)           2,100,000

         (St. Mary and All Angels School)

            1.45% (LOC; Allied Irish Banks)                                                   1,300,000  (a)           1,300,000

Charter Mac Low Floater Certificates Trust, VRDN

  1.55% (Insured; MBIA and LOC: Bayerische Landesbank,

   Dexia Credit Locale and Toronto Dominion Bank)                                             4,000,000  (a)           4,000,000

Duarte, Revenues, COP (City of Hope National

   Medical Center) 5.75%, 4/1/2002                                                            2,325,000  (b)           2,340,363

Elsinore Valley Municipal Water District, Water and Sewer

  Revenue, COP, VRDN 1.40% (Insured; FGIC and

   Liquidity Facility; FGIC)                                                                  1,300,000  (a)           1,300,000

Fresno, Sewer Revenue, Refunding, VRDN 1.40%

   (Insured; FGIC and Liquidity Facility; FGIC)                                                 800,000  (a)             800,000

Golden Empire Schools Financing Authority, LR

  (Kern High School District Projects)

  2.40%, 1/9/2002 (LOC: California State Teachers

   Retirement System and The Bank of New York)                                                2,500,000                2,500,000

Irvine Improvement Bond Act of 1915

  Assessment District 85-7-I, VRDN

   1.50% (Insured; FSA and LOC; Dexia Credit Locale)                                          2,600,000  (a)           2,600,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Irvine Public Facilities and Infrastructure Authority

  LR, VRDN (Capital Improvement Project)

   1.50% (LOC; HypoVereinsbank)                                                               2,300,000  (a)           2,300,000

Irvine Ranch Water District, Revenues
   Consolidated Refunding

   VRDN 1.65% (LOC; Bank of America)                                                            800,000  (a)             800,000

Los Angeles, Waste Water System Revenue, Refunding

  1.88%, 10/31/2002 (Insured; FGIC and

   Liquidity Facility; FGIC)                                                                  4,895,000                4,895,000

Los Angeles Community Redevelopment Agency, MFHR

  VRDN (Rental Academy Village Apartments)

   1.50% (LOC; Union Bank of Switzerland)                                                     3,000,000  (a)           3,000,000

Los Angeles County Housing Authority, MFHR, Refunding

  VRDN (Malibu Meadows Project)

   1.55% (Insured; FNMA)                                                                      1,700,000  (a)           1,700,000

Los Angeles County Metropolitan Transportation Authority

  Sales Tax Revenue, Refunding, VRDN 1.40%

   (Insured; MBIA and Liquidity Facility; Dexia Credit Locale)                                  300,000  (a)             300,000

Los Angeles Department of Water and Power, Electric Plant

   Revenue, Refunding 6.375%, 2/1/2002                                                        1,400,000  (b)           1,432,319

Metropolitan Water District, Southern California

  Water Works Revenue, VRDN:

      1.30%                                                                                   2,000,000  (a)           2,000,000

      1.70% (Liquidity Facility; HypoVereinsbank)                                             2,500,000  (a)           2,500,000

Monterey County Financing Authority, LR, VRDN

  (Reclamation and Distribution Projects)

   1.40% (LOC; Dexia Credit Locale)                                                           2,300,000  (a)           2,300,000

Oakland, COP, VRDN (Capital Equipment Project)

   1.50% (LOC; Landesbank Hessen-Thuringen Girozentrale)                                      3,100,000  (a)           3,100,000

Orange County, Apartment Development Revenue, VRDN

   (Foothill Oaks Apartments) 1.55% (LOC; FHLM)                                               4,000,000  (a)           4,000,000

Rancho Mirage Joint Powers Financing Authority, Revenues

  VRDN (Eisenhower Medical Center)

   1.65% (LOC; Allied Irish Banks)                                                            2,300,000  (a)           2,300,000

Rancho Water District Financing Authority, LR, VRDN

   1.35% (Insured; FGIC and Liquidity Facility; FGIC)                                           300,000  (a)             300,000

Riverside County Housing Authority, Multi-Family Housing

  Mortgage Revenue, Refunding, VRDN

   (Mountain View Apartments) 1.50% (LOC; FHLB)                                               2,000,000  (a)           2,000,000

San Diego, GO Notes, TRAN

   3.25%, 8/1/2002                                                                            2,040,000                2,047,086

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

San Francisco City and County Finance Corporation

  LR, VRDN (Moscone Center Expansion Project)

  1.30% (Insured; AMBAC and Liquidity Facility: Morgan

   Guaranty Trust Co. and State Street Bank and Trust Co.)                                    4,300,000  (a)           4,300,000

San Luis Coastal Unified School District

   GO Notes, TRAN 3%, 8/28/2002                                                               3,500,000                3,513,421

Stockton, MFHR, VRDN (Mariners Pointe Association)

   1.55% (LOC; Credit Suisse First Boston)                                                    2,500,000  (a)           2,500,000

Sweetwater Union High School District, COP, VRDN

  1.50% (Insured; FSA and Liquidity Facility;

   First Union Bank)                                                                          4,000,000  (a)           4,000,000

Upland, Apartment Development Revenue, Refunding, VRDN

   (Mountain Springs) 1.50% (Insured; FNMA)                                                   3,000,000  (a)           3,000,000

Watereuse Finance Authority, LR, VRDN

  1.50% (Insured; FSA and Liquidity Facility; Credit Suisse

   First Boston)                                                                              1,100,000  (a)           1,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $84,678,779)                                                             100.6%               84,678,779

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)                (469,619)

NET ASSETS                                                                                       100.0%               84,209,160


Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty
                          Insurance Company

FHLB                      Federal Home Loan Bank

FHLM                      Federal Home Loan Mortgage

FNMA                      Federal National
                          Mortgage Association

FSA                       Financial Security Assurance

GO                        General Obligation

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RAN                       Revenue Anticipation Notes

RRR                       Resources Recovery Revenue

SWDR                      Solid Waste Disposal Revenue

TRAN                      Tax and Revenue
                          Anticipation Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 90.8

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                        5.1

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     4.1

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001 (Unaudited)

                                                             Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  84,678,779  84,678,779

Interest receivable                                                     269,548

                                                                     84,948,327
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    25,102

Cash overdraft due to Custodian                                         133,796

Payable for investment securities purchased                             505,650

Dividends payable                                                        73,473

Interest payable--Note 3                                                  1,144

Payable for shares of Beneficial Interest redeemed                            2

                                                                        739,167
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       84,209,160
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      84,209,463

Accumulated net realized gain (loss) on investments                       (303)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       84,209,160
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)       84,209,463

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        956,434

EXPENSES:

Management fee--Note 2                                                 202,512

Interest expense--Note 3                                                 4,197

TOTAL EXPENSES                                                         206,709

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                              749,725

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 2001           Year Ended
                                              (Unaudited)        June 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS        749,725            3,803,964
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                          (749,725)          (3,803,964)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 107,007,315         301,848,806

Dividends reinvested                              450,394           2,296,145

Cost of shares redeemed                     (111,748,411)        (335,130,952)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (4,290,702)          (30,986,001)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (4,290,702)          (30,986,001)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           88,499,862          119,485,863

END OF PERIOD                                 84,209,160           88,499,862

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                         December 31, 2001                                     Year Ended June 30,
                                                                    ---------------------------------------------------------------

                                                (Unaudited)         2001           2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00           1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                .008          .030           .028           .026          .031          .031

Distributions:

Dividends from
   investment income--net                            (.008)        (.030)         (.028)         (.026)        (.031)        (.031)

Net asset value, end of period                        1.00          1.00           1.00           1.00          1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       .84(a)       3.03           2.85           2.62          3.13          3.11
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .45(b)        .45            .45            .45           .45           .42

Ratio of interest expense
   to average net assets                               .01(b)        .02            .01            .01           .01            --

Ratio of net investment income
   to average net assets                              1.67(b)       2.97           2.80           2.58          3.08          3.09

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                              --           --              --             --            --           .03
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      84,209        88,500         119,486       109,392       100,262        80,580

(A) NOT ANNUALIZED.

(B) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC California Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the
" Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund' s investment objective is to provide a high level of current income exempt from Federal and California State income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis.

Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(C) CONCENTRATION OF RISK: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2001. If not applied, the carryover expires in fiscal 2008.

At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees) . Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.


NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2001 was approximately $243,300 with a related weighted average annualized interest rate of 3.42%.

                                                             The Fund

                                                           For More Information

                        Dreyfus BASIC California Municipal Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  307SA1201



Dreyfus
BASIC Massachusetts
Municipal Money
Market Fund

SEMIANNUAL REPORT
December 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                  Dreyfus BASIC
                                                        Massachusetts Municipal
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC Massachusetts Municipal Money Market Fund, covering the six-month period from July 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

During the reporting period, tax-exempt money market funds generally posted higher returns than stocks. As one of America's longest periods of economic expansion came to an end, the money markets helped investors preserve their capital. However, money market yields declined sharply, as the Federal Reserve Board' s interest-rate reductions drove short-term rates to their lowest levels in 40 years.

The past six months have also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied toward the end of the reporting period. The importance of diversification was underscored by the longer term bond market' s strong returns, which helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, the current investment environment has affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With tax-exempt money market yields ending 2001 at historically low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC Massachusetts Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 2001, the fund produced an annualized yield of 1.76% and, after taking into account the effects of compounding, an annualized effective yield of 1.78%.(1)

We attribute the fund's performance to a slowing economy and declining interest rates during the reporting period, which resulted in lower yields for tax-exempt money market securities.

What is the fund's investment approach?

The fund' s goal is to seek a high level of current income exempt from federal and Massachusetts income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from Massachusetts issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in Massachusetts' short-term municipal marketplace

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund' s weighted average maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund' s weighted average maturity to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund' s weighted average maturity to

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

maintain current yields for as long as practical. At other times, we try to maintain a neutral weighted average maturity.

What other factors influenced the fund's performance?

The fund' s performance was primarily influenced by the series of short-term interest-rate reductions initiated by the Federal Reserve Board (the "Fed") in an attempt to stimulate renewed economic growth during the reporting period. The interest-rate cuts reduced short-term interest rates by 2.00% by the end of the reporting period, resulting in lower yields for tax-exempt money market instruments.

The fund was also influenced by the September 11 terrorist attacks, which pushed an already faltering U.S. economy into recession, delaying any prospect of recovery until 2002. Investors concerned about a falling stock market, a weak economy and a newly unstable international political situation flocked to high quality, short-term securities. This spike in demand for a limited number of investments caused tax-exempt yields to fall even further.

In this challenging investment environment, we have focused on maintaining a very high credit quality. As a result, we made some slight modifications to the fund's asset allocation strategy. As a short-term, tax-exempt money market fund, suitable investments have been primarily in, but not limited to, three categories: variable-rate demand notes (VRDNs), which are securities on which yields are reset daily or weekly, fixed-rate municipal notes, and tax-exempt commercial paper. With fixed-rate securities providing such low yields, we have chosen to increase the fund's holdings of VRDNs, which has improved the fund's liquidity characteristics.

What is the fund's current strategy?

As of the end of the reporting period, approximately 76% of the fund's total assets were invested in VRDNs, a significant increase from a 68% weighting when the reporting period began. The fund had greater exposure to these short-term, floating-rate securities than its peer group, which reflected an average 72% allocation to VRDNs as of

December 31, 2001. The balance of the fund's assets was invested in municipal notes and commercial paper -- 21% and 3%, respectively. These percentages reflect a closer approximation to the peer group's respective weightings

With short-term interest rates at a 40-year low, many analysts believe that interest rates may trend slightly higher in 2002. In our view, the fund's current focus on high quality, floating-rate securities gives it enough flexibility to adapt quickly and easily to a changing marketplace.

January 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund



STATEMENT OF INVESTMENTS

December 31, 2001 (Unaudited)

                                                                                              Principal
TAX EXEMPT INVESTMENTS--99.9%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Boston Water and Sewer Commission, Revenue, VRDN

   1.50% (LOC; State Street Bank and Trust Co.)                                                 500,000  (a)             500,000

Douglas, GO Notes, BAN 3.50%, 4/12/2002                                                       4,000,000                4,005,333

Lynn, GO Notes 7.85%, 1/15/2002                                                               1,470,000  (b)           1,531,368

Mansfield, GO Notes 6.70%, 1/15/2002 (Insured; AMBAC)                                         2,000,000  (b)           2,042,494

State of Massachusetts, GO Notes, VRDN:

   1.52% (Insured; FGIC and Liquidity Facility;
      Merrill Lynch & Co.)                                                                    5,210,000  (a)           5,210,000

   (Central Artery)
      1.95% (Liquidity Facility; Landesbank Baden Wurttmberg)                                 2,600,000  (a)           2,600,000

   Refunding:

      1.50% (Liquidity Facility; Landesbank
         Hessen Thuringen Girozentrale)                                                       7,200,000  (a)           7,200,000

      1.55% (Liquidity Facility; Commerzbank)                                                 6,100,000  (a)           6,100,000

      1.55% (Liquidity Facility; Toronto Dominion Bank)                                       3,600,000  (a)           3,600,000

Massachusetts Bay Transportation Authority
   General Transportation Systems

   GO Notes, VRDN
   1.45% (Liquidity Facility; Westdeutsche Landesbank)                                        6,000,000  (a)           6,000,000

Massachusetts Development Finance Agency, Revenue:

   CP 1.90%, 3/21/2002 (LOC; First Union Bank)                                                5,000,000                5,000,000

   VRDN:

      (Meadowbrook School)

         1.45% (LOC; Allied Irish Banks)                                                      3,000,000  (a)           3,000,000

      (Worcester Academy)

         1.45% (LOC; Allied Irish Banks)                                                      3,000,000  (a)           3,000,000

Massachusetts Health and Educational Facilities
   Authority, VRDN:

      College and University Revenue:

         (Amherst College) 1.40%                                                                100,000  (a)             100,000

         (Bentley College) 1.50%
            (LOC; State Street Bank and Trust Co.)                                            1,800,000  (a)           1,800,000

         (Boston University) 1.47%
            (LOC; State Street Bank and Trust Co.)                                            1,500,000  (a)           1,500,000

         (Massachusetts Institute of Technology) 1.15%                                        6,000,000  (a)           6,000,000

         Refunding (Harvard University) 1.55%                                                 2,400,000  (a)           2,400,000

         (University of Massachusetts) 1.30%
            (LOC; Dexia Credit Locale)                                                        1,700,000  (a)           1,700,000

         (Williams College) 1.25%                                                             2,795,000  (a)           2,795,000

      Revenue:

         Capital Asset Program 1.85% (Insured; MBIA and
            Liquidity Facility; State Street Bank and Trust Co.)                                400,000  (a)             400,000

         (Falmouth Assisted For Living) 1.55% (LOC; Fleet Bank)                               4,200,000  (a)           4,200,000

         (Hallmark Health Systems) 1.85%
            (Insured; FSA and Liquidity Facility; Fleet Bank)                                 2,900,000  (a)           2,900,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational Facilities
  Authority, VRDN (continued):

    Revenue (continued):

         (Partners Healthcare Systems):

            1.45% (Insured; FSA and Liquidity Facility;
               Bayerische Landesbank and LOC; Morgan Guaranty

               Trust and Co.)                                                                 3,700,000  (a)           3,700,000

            1.50% (Insured; FSA and Liquidity Facility;
               Bayerische Landesbank and LOC; Morgan Guaranty

               Trust and Co.)                                                                 2,600,000  (a)           2,600,000

         (Wellesley College) 1.30%                                                            1,615,000  (a)           1,615,000

Massachusetts Housing Finance Agency, VRDN:

   1.52% (Insured; MBIA and LOC; Hypovereinsbank)                                             2,600,000  (a)           2,600,000

   Housing Revenue 1.57%
      (Insured; AMBAC and LOC; Commerzbank)                                                   3,080,000  (a)           3,080,000

   Multi-Family Housing, Refunding:

      (Harbor Point) 1.45%

         (Insured; GNMA and LOC; HSBC Bank USA)                                               9,900,000  (a)           9,900,000

      (Housing Project) 1.45% (Insured; FNMA)                                                 1,200,000  (a)           1,200,000

Massachusetts Industrial Finance Agency
   College and University Revenue, VRDN:

      (Gordon College) 1.45%
         (LOC; State Street Bank and Trust Co.)                                               3,700,000  (a)           3,700,000

      (Milton Academy) 1.50% (Insured; MBIA
         and Liquidity Facility; Fleet Bank)                                                  1,000,000  (a)           1,000,000

      (Mount IDA College) 1.45% (LOC; Dexia Credit Locale)                                    3,400,000  (a)           3,400,000

      Refunding (Showa Women's Institute) 1.95%
         (LOC; The Bank of New York)                                                         11,200,000  (a)          11,200,000

Massachusetts Municipal Wholesale Electric Co.
   Power Supply System

   Industrial Revenue, VRDN 1.65%
   (Insured; MBIA and LOC; Credit Suisse First Boston)                                        2,500,000  (a)           2,500,000

Massachusetts Water Resource Authority

  Water Revenue, VRDN (Multi-Modal):

      1.35% (LOC; Landesbank Hessen Thuringen Girozentrale)                                   3,500,000  (a)           3,500,000

      1.50% (Insured; AMBAC and Liquidity Facility:
         Bank of Nova Scotia, Commerzbank and
         Dexia Credit Locale)                                                                 6,850,000  (a)           6,850,000

      Refunding:

         1.40%, Series B (Insured; FGIC and
            Liquidity Facility; FGIC)                                                         6,800,000  (a)           6,800,000

         1.40%, Series D (Insured; FGIC and
            Liquidity Facility; FGIC)                                                         1,100,000  (a)           1,100,000

Monson, GO Notes, BAN 3.25%, 8/9/2002                                                         3,200,000                3,209,374

Northbridge, GO Notes, BAN 4.50%, 2/21/2002                                                   2,000,000                2,003,381

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

Norwell, GO Notes, BAN 4%, 2/22/2002                                                          2,000,000                2,002,068

Pembroke, GO Notes, BAN 3.25%, 8/8/2002                                                       3,000,000                3,008,754

Seekonk, GO Notes, BAN 2.75%, 10/18/2002                                                      7,125,000                7,160,989

Stoughton, GO Notes, BAN 3%, 5/16/2002                                                        1,267,295                1,268,655

Topsfield, BAN 3%, 3/21/2002                                                                  1,000,000                1,001,510

Walpole, GO Notes, BAN 2.25%, 11/7/2002                                                       5,000,000                5,014,545

Westfield, GO Notes, SAAN 3%, 3/20/2002                                                       1,500,000                1,502,535

Westford, GO Notes, BAN 3.25%, 5/16/2002                                                      1,500,000                1,501,343
-------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $166,002,349)                                                             99.9%              166,002,349

CASH AND RECEIVABLES (NET)                                                                          .1%                  118,252

NET ASSETS                                                                                       100.0%              166,120,601


Summary of Abbreviations

AMBAC                American Municipal Bond
                     Assurance Corporation

BAN                  Bond Anticipation Notes

CP                   Commercial Paper

FGIC                 Financial Guaranty
                     Insurance Company

FNMA                 Federal National
                     Mortgage Association

FSA                  Financial Security Assurance

GNMA                 Government National
                     Mortgage Association

GO                   General Obligation

LOC                  Letter of Credit

MBIA                 Municipal Bond Investors Assurance Insurance
                     Corporation

SAAN                 State Aid Anticipation Notes

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 80.9

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                        6.2

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    12.9

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           166,002,349   166,002,349

Interest receivable                                                     826,472

                                                                    166,828,821
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    62,709

Cash overdraft due to Custodian                                         485,449

Dividends payable                                                       159,542

Interest payable--Note 3                                                    518

Receivable for shares of Beneficial Interest redeemed                         2

                                                                        708,220
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      166,120,601
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     166,121,912

Accumulated net realized gain (loss) on investments                      (1,311)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      166,120,601
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      166,129,637

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,719,583

EXPENSES:

Management fee--Note 2                                                 351,003

Interest expense--Note 3                                                 2,179

TOTAL EXPENSES                                                         353,182

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE IN
  NET ASSETS RESULTING FROM OPERATIONS                               1,366,401

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                              Six Months Ended
                                                                             December 31, 2001            Year Ended
                                                                                   (Unaudited)         June 30, 2001
------------------------------------------------------------------------------------------------------------------------
OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
 IN NET ASSETS RESULTING FROM OPERATIONS                                           1,366,401             4,751,218
-------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                              (1,366,401)           (4,751,218)
-------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                                                      130,672,607           266,257,257

Dividends reinvested                                                                   336,430             1,263,597

Cost of shares redeemed                                                           (102,935,709)         (252,500,517)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                                                 28,073,328            15,020,337

TOTAL INCREASE (DECREASE) IN NET ASSETS                                             28,073,328            15,020,337
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                                138,047,273           123,026,936

END OF PERIOD                                                                      166,120,601           138,047,273



SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                        Six Months Ended
                                       December 31, 2001                                    Year Ended June 30,
                                                              ---------------------------------------------------------------------

                                             (Unaudited)        2001           2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
  beginning of period                             1.00         1.00           1.00           1.00           1.00           1.00

Investment Operations:

Investment income--net                             .009         .032           .032           .027           .031           .031

Distributions:

Dividends from
   investment income--net                         (.009)       (.032)         (.032)         (.027)         (.031)         (.031)

Net asset value, end of period                     1.00         1.00           1.00           1.00           1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    .89(a)      3.29           3.21           2.76           3.17           3.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .45(a)       .45            .45            .45            .47            .37

Ratio of interest expense
   to average net assets                            .00(b)       .01            .01             --             --             --

Ratio of net investment
   income to average
   net assets                                      1.75(a)      3.22           3.18           2.71           3.15           3.09

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                           --           --             --             --             --            .09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  166,121      138,047        123,027        122,751        111,394         90,264

(A) ANNUALIZED.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to provide a high level of current income exempt from Federal and Massachusetts state income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the commonwealth and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2001. If not applied, the carryover expires in fiscal 2002.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurels Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated t each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2001 was approximately $124,000 with a related weighted average annualized interest rate of 3.49%.

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        BASIC Massachusetts Municipal

                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                       Custodian

                       Mellon Bank, N.A.
                       One Mellon Bank Center
                       Pittsburgh, PA 15258

                       Transfer Agent &
                       Dividend Disbursing Agent

                       Dreyfus Transfer, Inc.
                       P.O. Box 9263
                       Boston, MA 02205-8501

                       Distributor

                      Dreyfus Service Corporation
                      200 Park Avenue
                      New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  715SA1201




Dreyfus
BASIC New York
Municipal Money
Market Fund

SEMIANNUAL REPORT
December 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC
                                                             New York Municipal
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC New York Municipal Money Market Fund, covering the six-month period from July 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

During the reporting period, tax-exempt money market funds generally posted higher returns than stocks. As one of America's longest periods of economic expansion came to an end, the money markets helped investors preserve their capital. However, money market yields declined sharply, as the Federal Reserve Board' s interest-rate reductions drove short-term rates to their lowest levels in 40 years.

The past six months have also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied toward the end of the reporting period. The importance of diversification was underscored by the longer term bond market' s strong returns, which helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, the current investment environment has affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With tax-exempt money market yields ending 2001 at historically low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

January 15, 2002




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC New York Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 2001, the fund produced an annualized yield of 1.65% and, after taking into account the effects of compounding, an annualized effective yield of 1.66%.(1)

We attribute the fund's performance to deteriorating fiscal conditions in New York and declining interest rates, which resulted in lower yields for tax-exempt money market securities.

What is the fund's investment approach?

The fund' s goal is to seek a high level of current income exempt from federal, New York state and New York city income taxes consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from New York issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in New York' s short-term municipal marketplace

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund' s weighted average maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund' s weighted average maturity to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund' s weighted average maturity to

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

maintain current yields for as long as practical. At other times, we try to maintain a neutral weighted average maturity.

What other factors influenced the fund's performance?

Two major factors influenced the fund's performance during the reporting period: the state's uncertain fiscal condition in the wake of the September 11 terrorist attacks and the short-term interest rate cuts initiated by the Federal Reserve Board (the "Fed").

While the September 11 attacks took their toll on the U.S. economy, they created particular economic hardships for New York state and New York City, including widespread layoffs within Wall Street's financial services industry, the forced closing of many small businesses in lower Manhattan, and housing difficulties for residents in the immediate area. Many corporations were forced to relocate temporarily to satellite offices in neighboring states. These relocations, while generally brief, caused major losses of revenue for the city and state

It is widely anticipated that the federal government will absorb the cleanup and recovery costs at Ground Zero. However, the longer term economic consequences are likely to become the state and city's burden. Among these concerns, the loss of small businesses is paramount. By late November, the state responded by offering grants to companies with 50 workers or fewer to be used to reopen businesses or defray the costs of relocating elsewhere in New York City

In this challenging environment, we scrutinized the fund's investments carefully and focused on highly rated securities from those issuers in whose ability to meet their financial obligations we have the most confidence. In some cases, that meant limiting the fund's exposure to smaller towns and localities, where local government may be struggling to balance their budgets. In addition, we modified the fund's asset allocation strategy by increasing the fund's holdings of commercial paper, primarily because we believed their securitized backing made them more secure from a credit perspective.


A second factor that negatively affected the fund's performance, albeit on a smaller scale, was the series of five short-term interest rate cuts by the Fed. These interest-rate cuts, which reduced short-term interest rates by 2.00% by the reporting period' s end, led to commensurately lower yields for tax-exempt money market instruments.

What is the fund's current strategy?

As of December 31, 2001, approximately 70% of the fund's assets were invested in variable-rate demand notes ("VRDNs"), with the balance allocated to commercial paper and municipal bonds -- at 27% and 3% of the fund' s portfolio, respectively. This emphasis on high quality, short-term, floating-rate securities reflects a cautious approach to New York's municipal marketplace over the near term. From a longer term perspective, however, we believe that the state and city' s current difficulties will prove to be temporary. Both have weathered many fiscal troubles in the past, and they have clearly demonstrated their ability to remain resilient in the face of adversity. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

January 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS


                                                                                              Principal
TAX EXEMPT INVESTMENTS--99.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Albany Industrial Development Agency, IDR, VRDN

  (Newkirk Products Inc., Project)

   1.70% (LOC; Fleet Bank)                                                                    1,500,000  (a)           1,500,000

Babylon Industrial Development Agency, RRR

  VRDN (OFS Equity Babylon Project)

   1.80% (LOC; Union Bank of Switzerland)                                                     5,255,000  (a)           5,255,000

Broome County, GO Notes, BAN 3.40%, 4/1/2002                                                 10,000,000               10,009,569

Great Neck North Water Authority, Water System

  Revenue, Refunding, VRDN

   1.50% (Insured; FGIC and Liquidity Facility; FGIC)                                         7,900,000  (a)           7,900,000

Half Hollow Hills Central School District, GO Notes

  TAN (Huntington and Babylon)

   3.125%, 6/28/2002                                                                         13,600,000               13,636,899

Herricks Union Free School District, GO Notes, BAN:

   2.25%, 12/4/2002                                                                           4,000,000                4,011,559

   2.50%, 12/4/2002                                                                           4,900,000                4,925,290

Hudson Falls Central School District, GO Notes, BAN

   3.75%, 2/1/2002                                                                            3,707,000                3,708,522

Jay Street Development Corporation, Court Facility

  LR, VRDN (Jay Street Project)

   1.45% (LOC; Morgan Guaranty Trust Co.)                                                    15,600,000  (a)          15,600,000

Long Island Power Authority, Electric System Revenue

  VRDN 1.40% (Insured; MBIA and

   Liquidity Facility; Credit Suisse First Boston)                                           24,700,000  (a)          24,700,000

Metropolitan Transportation Authority

  Transit Facility Revenue, CP

   1.90%, 1/30/2002 (LOC; ABN-Amro Bank)                                                     10,300,000               10,300,000

Monroe County Airport Authority, Airport Revenue

  VRDN 1.51% (Insured; MBIA and LOC; Merrill

   Lynch and Co.)                                                                             4,900,000  (a)           4,900,000

New York City, GO Notes:

   7.50%, 2/1/2002                                                                            4,000,000                4,013,714

   VRDN:

      1.45% (LOC; Landesbank Hessen)                                                          2,530,000  (a)           2,530,000

      1.50%, Series B (LOC; Bayerische Landesbank)                                            5,505,000  (a)           5,505,000

      1.50%, Series F-5 (LOC; Bayerische Landesbank)                                          5,385,000  (a)           5,385,000

      1.60% (LOC; Chase Manhattan Bank)                                                       2,100,000  (a)           2,100,000

      1.60% (LOC; Commerzbank)                                                               10,000,000  (a)          10,000,000

      1.80% (Insured; FSA and LOC; Dexia Credit Locale)                                         200,000  (a)             200,000

      1.90% (LOC; State Street Bank and Trust Co.)                                            2,500,000  (a)           2,500,000

New York City Health and Hospital Corporation

  Revenues, VRDN (Health Systems):

      1.45% (LOC; Bank of Nova Scotia)                                                       11,100,000  (a)          11,100,000

      1.45% (LOC; The Bank of New York)                                                       7,830,000  (a)           7,830,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

New York City Housing Development Corporation

  VRDN:

    MFMR, Refunding (James Tower Development)

         1.45% (LOC; Citibank)                                                                4,000,000  (a)           4,000,000

      Multi-Family Rental Housing Revenue:

         (Monterey) 1.45% (LOC; FNMA)                                                        14,300,000  (a)          14,300,000

         (West 89th Street Development)

            1.50% (LOC; FNMA)                                                                14,000,000  (a)          14,000,000

New York City Industrial Development Agency

  Civic Facility Revenue, VRDN (Casa Project)

   1.80% (LOC; Chase Manhattan Bank)                                                          3,000,000  (a)           3,000,000

New York City Municipal Water Finance Authority

  Water and Sewer System Revenue, VRDN

   1.80% (LOC; Dexia Credit Locale)                                                           2,100,000  (a)           2,100,000

New York City Transitional Finance Authority

   Income and Sales Tax Revenue 3.25%, 10/2/2002                                              9,000,000                9,074,048

New York State, GO Notes 2.60%, 8/7/2002

   (LOC; Dexia Credit Locale)                                                                11,500,000               11,500,000

New York State Dormitory Authority, Revenues

  VRDN:

    (Metropolitan Museum of Art):

         1.40%, Series A                                                                      2,800,000  (a)           2,800,000

         1.40%, Series B                                                                      1,045,000  (a)           1,045,000

      (New York Foundling Charitable Corp.)

         1.40% (LOC; Allied Irish Bank)                                                       5,345,000  (a)           5,345,000

New York State Energy Research and Development

  Authority, PCR:

    (New York State Electric and Gas):

         1.95%, 12/1/2002 (LOC; Fleet Bank)                                                   8,000,000                8,000,000

         3.15%, 3/15/2002

            (LOC; Morgan Guaranty Trust Co.)                                                  2,000,000                2,000,000

      VRDN (Niagara Mohawk Power Corp.)

         1.80% (LOC; Bank One Corp.)                                                          2,300,000  (a)           2,300,000

New York State Environmental Quality, GO Notes

   2.05%, 10/2/2002 (LOC; Westdeutsche Landesbank)                                            6,200,000                6,200,000

New York State Housing Finance Agency, VRDN:

  HR:

      1.50% (LOC; FNMA)                                                                       5,000,000  (a)           5,000,000

      (East 84th Street)

         1.50% (LOC; Bayerische Hypo-Und Vereinsbank)                                         5,400,000  (a)           5,400,000

   Revenue:

      (Normandie Court I Project)

         1.50% (LOC; Landesbank Hessen-Thuringen

         Girozentrale)                                                                       11,150,000  (a)          11,150,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

New York State Housing Finance Agency, VRDN (continued):

  Revenue (continued):

    (66 West 38th Street)

         1.45% (LOC; Bayerische Hypo-Und Vereinsbank)                                         4,600,000  (a)           4,600,000

   Service Contract Obligation Revenue

      1.45% (LOC; Commerzbank)                                                               15,000,000  (a)          15,000,000

New York State Local Governmental Assistance

  Corporation, Sales Tax Revenue, VRDN:

    1.45% (LOC: Bayerische Landesbank and

         Westdeutsche Landesbank)                                                            32,215,000  (a)          32,215,000

      1.50% (LOC; Societe Generale)                                                           9,400,000  (a)           9,400,000

New York State Thruway Authority:

   General Revenue 5.75%, 1/1/2002                                                            3,000,000  (b)           3,060,000

   Service Contract Revenue, VRDN

      Municipal Securities Trust Receipts

      1.65% (Insured; AMBAC and Liquidity

      Facility; Chase Manhattan Bank)                                                         7,200,000  (a)           7,200,000

Rensselaer County Industrial Development Agency

  Civic Facility Revenue, VRDN

   (Polytech Institute Project) 1.60%                                                         3,800,000  (a)           3,800,000

Rocky Point Union Free School District, GO Notes

   TAN 3%, 6/28/2002                                                                          6,300,000                6,308,965

Schenectady Industrial Development Agency

  Civic Facility Revenue, VRDN

   (Union College Project) 1.60%                                                                 46,000  (a)              46,000

Smithtown Central School District, GO Notes, BAN

   2.25%, 7/16/2002                                                                           8,235,000                8,257,384

Unadilla Central School District, GO Notes

   4.50%, 6/15/2002 (Insured; FGIC)                                                           1,895,000                1,916,160
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $356,628,110)                                                             99.9%              356,628,110

CASH AND RECEIVABLES (NET)                                                                          .1%                  428,280

NET ASSETS                                                                                       100.0%              357,056,390




Summary of Abbreviations

AMBAC                American Municipal Bond
                     Assurance Corporation

BAN                  Bond Anticipation Notes

CP                   Commercial Paper

FGIC                 Financial Guaranty
                     Insurance Company

FNMA                 Federal National
                     Mortgage Association

FSA                  Financial Security Assurance

GO                   General Obligation

HR                   Hospital Revenue

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

LR                   Lease Revenue

MBIA                 Municipal Bond Investors Assurance
                     Insurance Corporation

MFMR                 Multi-Family Mortgage Revenue

PCR                  Pollution Control Revenue

RRR                  Resources Recovery Revenue

TAN                  Tax Anticipation Notes

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 86.4

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                        3.2

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    10.4

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           356,628,110   356,628,110

Cash                                                                    345,091

Interest receivable                                                   1,546,634

                                                                    358,519,835
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   123,517

Payable for shares of Beneficial Interest redeemed                      542,997

Bank loan payable--Note 3                                               450,000

Dividend payable                                                        345,526

Interest payable--Note 3                                                  1,405

                                                                      1,463,445
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      357,056,390
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     357,056,400

Accumulated net realized gain (loss) on investments                         (10)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      357,056,390
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      357,056,400

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,964,170

EXPENSES:

Management fee--Note 2                                                 848,823

Interest expense--Note 3                                                 4,487

TOTAL EXPENSES                                                         853,310

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                            3,110,860

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         December 31, 2001          Year Ended
                                               (Unaudited)       June 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS      3,110,860           11,425,670
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,110,860)         (11,425,670)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 130,761,640          335,570,571

Dividends reinvested                            2,706,987           10,204,798

Cost of shares redeemed                      (140,678,897)        (339,603,325)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (7,210,270)           6,172,044

TOTAL INCREASE (DECREASE) IN NET ASSETS        (7,210,270)           6,172,044
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           364,266,660          358,094,616

END OF PERIOD                                 357,056,390          364,266,660

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                        Six Months Ended
                                       December 31, 2001                               Year Ended June 30,
                                                         ---------------------------------------------------------------------------

                                             (Unaudited)        2001          2000            1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
    beginning of period                             1.00         1.00          1.00            1.00           1.00           1.00

Investment Operations:

Investment income--net                             .008         .032          .032            .027           .031           .031

Distributions:

Dividends from
   investment income--net                         (.008)       (.032)        (.032)          (.027)         (.031)         (.031)

Net asset value, end of period                     1.00         1.00          1.00            1.00           1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   1.65(a)      3.26          3.20            2.69           3.14           3.11
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .45(a)       .45           .45             .45            .45            .41

Ratio of interest expense
   to average net assets                            .00(a,b)     .01            --              --             --             --

Ratio of net investment income
   to average net assets                           1.65(a)      3.21          3.17            2.65           3.09           3.08

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                           --           --            --              --             --            .04
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  357,056      364,267       358,095         314,095        334,488        272,544

(A) ANNUALIZED.

(B) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New York Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the
" Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering five series including the fund. The fund' s investment objective is to provide a high level of current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the
" Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to the public without a sales charge

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(C) CONCENTRATIONS: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

At December 31, 2001, all cash balances were maintained with the Custodian, Mellon Bank, N.A.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees) . Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the

Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2001, was approximately $275,000 with a related weighted average annualized interest rate of 3.24%.

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        BASIC New York
                        Municipal Money
                        Market Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  316SA1201


Dreyfus Premier
Limited Term
Municipal Fund

SEMIANNUAL REPORT
December 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            20   Financial Highlights

                            24   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Premier
                                    Limited Term Municipal Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Limited Term Municipal Fund, covering the six-month period from July 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

Municipal bonds generally posted higher returns than stocks during the reporting period. Although one of America's longest periods of economic expansion came to an end, municipal bonds generally benefited from the Federal Reserve Board's efforts to reinvigorate an ailing economy, and the lowest interest-rate environment in 40 years helped to boost their prices.

The past six months have also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied toward the end of the reporting period. The importance of diversification was underscored by the bond market' s strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, the current investment environment has affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With municipal bond yields ending 2001 at historically low levels, a repeat of last year' s performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Premier Limited Term Municipal Fund perform relative to its benchmarks?

For the six-month period ended December 31, 2001, the fund achieved a total return of 1.86% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares and 1.99% for Class R shares.(1) The Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index, the fund's benchmarks, achieved total returns of 1.79% and 1.80%, respectively, for the same period.(2) Additionally, the fund is reported in the Lipper Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 1.66% .(3)

We attribute the fund' s positive overall performance, and competitive performance relative to its benchmarks and Lipper category, to a slowing economy and declining interest rates during the reporting period.

What is the fund's investment approach?

The fund's goal is to seek to maximize current income exempt from federal income tax consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual federally tax-exempt bonds that we believe are most likely to provide high federally tax-exempt current income. We also actively manage the portfolio' s weighted average maturity in anticipation of interest-rate and supply-and-demand changes in the limited-term municipal marketplace. The fund' s dollar-weighted average maturity is not expected to exceed 10 years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's average duration uses a more tactical approach. If we expect the supply of securities to increase temporarily,

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration.

What other factors influenced the fund's performance?

In response to a slowing economic environment, the Federal Reserve Board (the
" Fed") reduced short-term interest rates five times during the reporting period in an attempt to stimulate renewed economic growth. All told, the Fed brought rates down a total of 2.00 percentage points by the reporting period's end. The result of these short-term rate cuts was generally lower yields and higher prices for limited-term municipal securities.

The fund was also affected by the deteriorating fiscal condition of some municipalities, which was primarily caused by reduced tax revenues in a slowing economy. In New York City, for example, the September 11 terrorist attacks created economic hardships, including widespread layoffs within the financial services industry, the forced closing of many small businesses in lower Manhattan and corporate relocations. California' s fiscal condition also worsened, in part because of the costly repercussions from its power shortages during the summer. The state is now grappling with how to renegotiate the more than $43 billion in power contracts made during the height of the crisis

In this environment, we maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- at a point that was slightly longer than that of the average of the funds in its Lipper category. This positioning helped boost performance during the first four months of the reporting period, when intermediate- and long-term securities produced better returns than shorter term securities. However, in November and December when shorter term securities produced better returns, that positioning detracted from the fund's performance


What is the fund's current strategy?

We have recently balanced the fund's holdings of longer duration securities with shorter duration securities. By using this "barbell" approach, we believe we can better position the fund to benefit in a more volatile marketplace. We have also focused on maintaining the highest possible credit quality in the fund. At the end of the reporting period, over 55% of the fund's investments were triple-A rated, with the fund's overall credit quality averaging in the double-A range

While we did not make substantial changes to the fund's sector concentrations during the reporting period, we have continued to favor health care-related securities. In our view, many of these securities have been unduly punished over the past several years and remain attractively priced. Of course, we are prepared to change our strategies and the fund' s composition as market conditions evolve.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.6%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ARIZONA--3.8%

Maricopa County Unified School District Number 69
  (Paradise Valley)

   6.35%, 7/1/2010 (Insured; MBIA)                                                              550,000                  627,259

Phoenix 6.25%, 7/1/2016                                                                       1,250,000                1,434,250

Salt River Project Agricultural Improvement
   and Power Distribution Electric System,
   Revenue (Salt River Project) 5%, 1/1/2010                                                  1,000,000                1,044,550

Tucson 5%, 7/1/2005                                                                           1,000,000  (a)           1,048,710

CALIFORNIA--12.3%

California:

   6.80%, 10/1/2005                                                                             700,000                  782,950

   6.60%, 2/1/2009                                                                              510,000                  576,070

California Housing Finance Agency, Home Mortgage Revenue
   5.65%, 8/1/2006 (Insured; MBIA)                                                              655,000                  690,514

California Rural Home Mortgage Finance Authority, SFMR
   5.75%, 8/1/2009                                                                               20,000                   20,417

California Statewide Communities Development Authority,
   Multi-Family Revenue:

      (Archstone/Leclub) 5.30%, 6/1/2029                                                      1,000,000                1,019,000

      (Equity Residential) 5.20%, 12/1/2029                                                   1,000,000                1,016,650

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue

   Zero Coupon, 7/15/2009 (Insured; MBIA)                                                     1,000,000  (b)             670,800

Kern High School District 6.40%, 2/1/2012 (Insured; MBIA)                                       750,000                  871,657

Modesto, Wastewater Treatment Facilities Revenue
   6%, 11/1/2009 (Insured; MBIA)                                                                500,000                  566,400

Oakland Joint Powers Financing Authority, LR
   (Oakland Convention Centers)
   5.50%, 10/1/2013 (Insured; AMBAC)                                                          1,500,000                1,638,480

Sacramento Municipal Utilities District, Electrical Revenue
   5.30%, 7/1/2012                                                                            1,600,000                1,693,408

San Diego County Regional Transportation Commission,
   Sales Tax Revenue

   6%, 4/1/2004 (Insured; FGIC)                                                                 250,000                  268,022

San Francisco City and County Airport Commission,
   International Airport Revenue

   5.625%, 5/1/2006 (Insured; FGIC)                                                             500,000                  535,455

San Francisco City and County Public Utilities Commission,
   Water Revenue:

      6%, 11/1/2003                                                                             750,000                  787,815

      6.375%, 11/1/2006                                                                         500,000                  528,470


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Jose Redevelopment Agency, Tax Allocation

   (Merged Area Redevelopment Project)
   6%, 8/1/2009 (Insured; MBIA)                                                                 625,000                  706,306

Santa Margarita-Dana Point Authority, Revenue

   7.25%, 8/1/2007 (Insured; MBIA)                                                              500,000                  592,155

Westside Unified School District
   6%, 8/1/2014 (Insured; AMBAC)                                                                385,000                  437,980

COLORADO--4.5%

Colorado Department of Transportation Revenue,
  Transportation, RAN

   5.25%, 6/15/2010 (Insured; MBIA)                                                           1,000,000                1,065,050

Colorado Housing Finance Authority:

   6.75%, 4/1/2015                                                                              500,000                  564,565

   6.70%, 10/1/2016                                                                             480,000                  537,998

   7.15%, 10/1/2030                                                                             945,000                1,058,750

Northwest Parkway Public Highway Authority, Revenue

   Zero Coupon, 6/15/2011 (Insured; AMBAC)                                                    1,000,000  (b)             604,610

University of Colorado, Enterprise System Revenue:

   5%, 6/1/2009                                                                                 500,000                  523,300

   5.50%, 6/1/2010                                                                              500,000                  539,560

CONNECTICUT--2.1%

Mohegan Tribe Indians, Gaming Authority,
  Public Improvement (Priority Distribution)

   6%, 1/1/2016                                                                               1,750,000                1,729,473

Stamford 6.60%, 1/15/2007                                                                       500,000                  565,995

DISTRICT OF COLUMBIA--1.0%

District of Columbia Tobacco Settlement Financing Corp.
   6.50%, 5/15/2033                                                                           1,000,000                1,067,980

FLORIDA--1.9%

Broward County, RRR (Wheelabrator South)
   4.50%, 6/1/2011                                                                              500,000                  476,110

Florida Municipal Loan Council
   5.75%, 11/1/2015 (Insured; MBIA)                                                             520,000                  557,690

Key West Utility Board, Electric Revenue

   5.75%, 10/1/2006 (Insured; AMBAC)                                                          1,000,000                1,092,360

GEORGIA--2.8%

Chatham County Hospital Authority, Revenue
  (Memorial Health Medical Center)

   6.125%, 1/1/2024                                                                           1,000,000                1,020,170

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA (CONTINUED)

Georgia 5.40%, 11/1/2010                                                                      1,000,000                1,079,540

Georgia Municipal Electric Authority, Power Revenue
   6%, 1/1/2006                                                                                 900,000                  973,359

ILLINOIS--3.2%

Chicago Metropolitan Water Reclamation District
   (Chicago Capital Improvement)
   7.25%, 12/1/2012                                                                           1,000,000                1,214,520

Dupage County, Community High School District Number 099
   (Downers Grove)
   5.50%, 12/1/2014 (Insured; FSA)                                                            1,000,000                1,041,930

Illinois 5.60%, 6/1/2004                                                                        750,000                  772,920

Regional Transportation Authority
   7.75%, 6/1/2012 (Insured; FGIC)                                                              390,000                  486,045

IOWA--1.9%

Iowa Student Loan Liquidity Corp., Student Loan Revenue
   5.65%, 12/1/2005                                                                           1,000,000                1,035,340

Muscatine, Electric Revenue
   5.50%, 1/1/2011 (Insured; AMBAC)                                                           1,000,000                1,072,960

KENTUCKY--2.3%

Kentucky Turnpike Authority,
  Economic Development Road Revenue
  (Revitalization Projects):

      6.50%, 7/1/2007 (Insured; AMBAC)                                                        1,000,000                1,124,170

      5.50%, 7/1/2012 (Insured; AMBAC)                                                        1,250,000                1,342,325

MASSACHUSETTS--6.1%

Massachusetts (Consolidated Loan):
   4.75%, 12/1/2010                                                                           1,000,000                1,026,890

   5.75%, 9/1/2013 (Prerefunded 9/1/2009)                                                       500,000  (c)             554,130

Massachusetts Port Authority, Revenue
   5.75%, 7/1/2010                                                                              500,000                  526,595

Massachusetts Municipal Wholesale Electric Co.,
   Power Supply System Revenue (Project Number 6)
   5%, 7/1/2016 (Insured; MBIA)                                                               2,000,000                2,101,380

Weston:
   5.625%, 3/1/2017                                                                             650,000                  689,565

   5.625%, 3/1/2018                                                                             665,000                  703,171

Worcester (Municipal Purpose Loan)
   5.75%, 10/1/2014 (Insured; MBIA)

   (Prerefunded 10/1/2005)                                                                    1,000,000  (c)           1,106,010


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--1.1%

Fowlerville Community School District
   6.50%, 5/1/2006 (Insured; MBIA)                                                              555,000                  617,482

Saint John's Public Schools
   (Qualified School Board Loan Fund)

   6.50%, 5/1/2006 (Insured; FGIC)                                                              525,000                  584,992

MISSISSIPPI--.2%

Mississippi Higher Education Assisstance Corporation,
   Student Loan Revenue
   6.05%, 9/1/2007                                                                              260,000                  266,885

MISSOURI--3.6%

Saint Louis, Airport Revenue
   (Airport Development Program)
   5%, 7/1/2011 (Insured; MBIA)                                                               2,000,000                2,052,500

University of Missouri, University Revenues
   (System Facilities) 5.375%, 11/1/2011                                                      1,775,000                1,852,017

NEW HAMPSHIRE--.9%

New Hampshire Business Finance Authority, PCR
   (Central Maine Power Co.)
   5.375%, 5/1/2014                                                                           1,000,000                  995,910

NEW JERSEY--5.0%

New Jersey 6%, 2/15/2011                                                                      1,000,000                1,113,530

New Jersey Economic Development Authority, Revenue:
   (School Facilities Construction)
      5.50%, 6/15/2012 (Insured; AMBAC)                                                       2,000,000                2,155,960

   (Transportation Project) 5.875%, 5/1/2014 (Insured; FSA)                                   1,000,000                1,071,140

New Jersey State Highway Authority, General Revenue
   (Garden State Parkway) 5%, 1/1/2009 (Insured; FGIC)                                        1,060,000                1,106,068

NEW YORK--13.1%

Amherst, Public Improvement
   6.20%, 4/1/2002 (Insured; FGIC)                                                              150,000                  151,764

Greece Central School District 6%, 6/15/2010                                                    225,000                  251,734

Hempstead Town (Various Purpose)
   6.30%, 1/1/2002 (Insured; AMBAC)                                                             150,000                  150,000

Metropolitan Transportation Authority:
   Commuter Facilities Revenue:
      5.50%, 7/1/2007 (Insured; AMBAC)                                                        1,000,000                1,082,890

      (Grand Central Terminal) 5.70% 7/1/2024 (Insured; FSA)                                    200,000                  205,540

   Transportation Facilities Revenue
      6.30%, 7/1/2007 (Insured; MBIA)                                                           250,000                  280,245

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Monroe County, Public Improvement:

   7%, 6/1/2003 (Insured; FGIC)                                                                 120,000                  128,048

   7%, 6/1/2003 (Insured; FGIC)                                                                  80,000                   85,153

Municipal Assistance Corporation for the City of New York

   6%, 7/1/2005 (Insured; AMBAC)                                                                100,000                  108,839

Nassau County 6.30%, 11/1/2003 (Insured; FGIC)                                                  200,000                  213,904

New York City:

   7%, 8/1/2006                                                                                 300,000                  336,870

   6.20%, 8/1/2007 (Prerefunded 8/1/2004)                                                        60,000  (c)              66,214

   6.20%, 8/1/2007                                                                              940,000                  997,058

   5.75%, 8/1/2012                                                                              545,000                  568,947

   5.75%, 8/1/2013                                                                            1,650,000                1,725,966

New York City Municipal Water Finance Authority,
   Water and Sewer Systems Revenue:

   5.75%, 6/15/2026 (Insured; MBIA)                                                           1,255,000                1,343,440

New York City Transit Finance Authority,
   Revenue (Future Tax Secured) 6.125%, 11/15/2014                                            1,000,000                1,105,360

New York State Dormitory Authority, Revenue:
   (Consolidated City University) 5.75%, 7/1/2018 (Insured; FSA)                                200,000                  218,254

   (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)                                       130,000                  141,319

   (Mental Health Services Facilities):
      6%, 8/15/2005                                                                              10,000                   11,041

      6%, 8/15/2005                                                                             990,000                1,076,457

   (Vassar College) 6%, 7/1/2005                                                                250,000                  272,097

New York State Power Authority, General Purpose Revenue

   7%, 1/1/2018 (Prerefunded 1/1/2010)                                                          300,000  (c)             360,075

New York State Thruway Authority
   (Highway and Bridge Trust Fund):
      5.50%, 4/1/2007 (Insured; FGIC)                                                           500,000                  538,230

      6%, 4/1/2016 (Insured; FSA)                                                             1,000,000                1,090,850

New York State Urban Development Corp., Revenue:
   (Corporation Purpose) 5.50%, 7/1/2005                                                        200,000                  214,466

   (Higher Education Technology Grants)
      5.75%, 4/1/2015 (Insured; MBIA)                                                           500,000                  531,150

Orange County:

   5.10%, 11/15/2002                                                                            130,000                  134,038

   5.50%, 11/15/2007                                                                            250,000                  270,665

Triborough Bridge and Tunnel Authority

  General Purpose Revenue:

      5.75%, 1/1/2005                                                                           250,000                  268,878

      5.90%, 1/1/2007                                                                           100,000                  109,286


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Westchester County 6.625%, 11/1/2004                                                            250,000                  276,293

NORTH CAROLINA--3.6%

Concord, COP 5.50%, 6/1/2011 (Insured; MBIA)                                                  1,000,000                1,070,320

Guilford County, Public Improvement 5.10%, 10/1/2014                                          1,500,000                1,554,765

Mecklenburg County 5.50%, 4/1/2011                                                            1,195,000                1,296,288

OHIO--3.0%

Akron, Sewer System Revenue
   6%, 12/1/2014 (Insured; AMBAC)                                                               500,000                  542,020

Clermont County, Hospital Facilities Revenue

   (Mercy Health System) 5.25%, 9/1/2003 (Insured; AMBAC)                                       685,000                  715,024

Ohio Building Authority, State Facilities
   (Sports Building Fund Project) 5.50%, 4/1/2014                                             1,945,000                2,046,315

OKLAHOMA--2.0%

Oklahoma Capital Improvement Authority,
   State Highway Capital Improvement Revenue
   5%, 12/1/2011 (Insured; MBIA)                                                              2,050,000                2,142,537

OREGON--2.3%

Washington County 5%, 6/1/2018                                                                1,000,000                  996,080

Washington and Clackamas Counties
   (School District Number 23 J Tigard)
   5.25%, 6/1/2012 (Insured; FGIC)                                                            1,405,000                1,479,493

PENNSYLVANIA--3.8%

Montgomery County Industrial Development Authority
   (Peco Energy Company Project)
   5.30%, 10/1/2034                                                                           1,000,000                1,037,430

Pennsylvania Higher Educational Facilities Authority,
   Health Services Revenue
   (University of Pennsylvania) 7%, 1/1/2008                                                  1,800,000                1,944,414

Pittsburgh School District 5%, 9/1/2009 (Insured; FSA)                                        1,130,000                1,177,008

SOUTH CAROLINA--1.2%

Tobacco Settlement Revenue Management Authority,

   Tobacco Settlement Revenue 6.375%, 5/15/2028                                               1,300,000                1,347,801

TENNESSEE--.3%

Shelby County Health and Educational Housing Facilities Board

   (Saint Judes Childrens Research) 5%, 7/1/2009                                                300,000                  306,204

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS--4.6%

Cities of Dallas and Fort Worth,
   Dallas/Fort Worth International Airport,
   Joint Revenue Improvement
   5.50%, 11/1/2031 (Insured; FGIC)                                                           1,000,000                  987,640

Fort Bend Independant School District
   (Permanent School Fund Guaranteed)
   6.60%, 2/15/2004                                                                             875,000                  941,150

Harris County, Toll Road 6%, 8/1/2009 (Insured; FGIC)                                         1,000,000                1,102,180

Lewisville Independant School District (Building Bonds)

  (Permanent School Fund Guaranteed):

      7.50%, 8/15/2006                                                                          650,000                  751,777

      7.50%, 8/15/2007                                                                          600,000                  702,222

San Antonio, General Improvement 5.90%, 2/1/2016                                                500,000                  531,820

UTAH--.5%

Intermountain Power Agency, Power Supply Revenue

   6.25%, 7/1/2009 (Insured; FSA)                                                               500,000                  558,380

VIRGINIA--1.9%

Newport News, Industrial Development Authority, IDR
   (Advanced Shipbuilding Carrier)
   5.50%, 9/1/2010                                                                            1,000,000                1,085,090

Virginia Transportation Board,
   Transportation Contract Revenue

   (Route 28 Project) 6%, 4/1/2005                                                            1,000,000                1,030,090

WASHINGTON--2.5%

Seattle Municipal Light and Power Revenue

   5.50%, 12/1/2010                                                                           1,000,000                1,056,860

Washington Public Power Supply System, Revenue

   (Nuclear Project Number 1):
      6%, 7/1/2006 (Insured; MBIA)                                                              500,000                  545,645

      7%, 7/1/2008                                                                            1,000,000                1,142,870

WISCONSIN--1.2%

Kenosha, Waterworks Revenue
   5%, 12/1/2012 (Insured; FGIC)                                                                750,000                  765,383

Wisconsin, Health and Educational Facilities Revenue

   (Aurora Medical Group Inc.)
   5.75%, 11/15/2007 (Insured; FSA)                                                             500,000                  539,475

U. S. RELATED--3.9%

Commonwealth of Puerto Rico :

   6.25%, 7/1/2011 (Insured; MBIA)                                                              950,000                1,094,438

   5.50%, 7/1/2014                                                                              500,000                  543,910


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                              625,000                  703,131

Puerto Rico Highway and Transporation Authority,

   Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA)                                              150,000                  170,538

Puerto Rico Public Buildings Authority,
   Government Guaranteed Facilities
   6.25%, 7/1/2010 (Insured; AMBAC)                                                             750,000                  858,953

University of Puerto Rico, University Revenue

   6.25%, 6/1/2008 (Insured; MBIA)                                                              750,000                  847,358

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $102,137,516)                                                                                               105,557,943
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--2.8%
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--1.3%

California Pollution Control Financing Authority, PCR, VRDN

   2.10%                                                                                      1,400,000  (d)           1,400,000

FLORIDA--.1%

Florida Housing Finance Agency, Multi Family Housing, VRDN
   (Twin Colony) 1.45%, (LOC; Credit Suisse First Boston)                                       100,000  (d)             100,000

KANSAS--.2%

Kansas Development Finance Authority, VRDN
   (Hays Medical Center) 2% (LOC; Firstar Bank)                                                 200,000  (d)             200,000

KENTUCKY--1.0%

Kentucky Economic Development Finance Authority, HR, VRDN
   (Health Alliance) 1.67% (Insured; MBIA)                                                    1,100,000  (d)           1,100,000

NEVADA--.2%

Clark County Improvement District, Special Improvement, VRDN

   1.85%, (LOC; Bayerische Hypo Vereinsbank)                                                    200,000  (d)             200,000

Clark County School District, VRDN, 1.80% (Insured; FSA)                                        100,000  (d)             100,000

TOTAL SHORT-TERM MUNICIPAL INVESMENTS

   (cost $3,100,000)                                                                                                   3,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $105,237,516)                                                             99.4%              108,657,943

CASH AND RECEIVABLES (NET)                                                                          .6%                  609,538

NET ASSETS                                                                                       100.0%              109,267,481

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                          Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

PCR                       Pollution Control Revenue

RAN                       Revenue Anticipation Notes

RRR                       Resources Recovery Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              56.2

AA                               Aa                              AA                                               23.7

A                                A                               A                                                14.7

BBB                              Baa                             BBB                                               2.5

F1                               MIG1/P1                         SP1/A1                                            2.9

                                                                                                                 100.0

(A)  PURCHASED ON A DELAYED DELIVERY BASIS.

(B)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME STATED COUPON RATE BECOMES
     EFFECTIVE UNTIL MATURITY.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           105,237,516   108,657,943

Interest receivable                                                   1,548,759

Receivable for shares of Beneficial Interest subscribed                 390,296

                                                                    110,596,998
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    93,945

Cash overdraft due to Custodian                                         169,337

Payable for investment securities purchased                           1,053,420

Payable for shares of Beneficial Interest redeemed                       12,815

                                                                      1,329,517
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      109,267,481
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     105,736,961

Accumulated undistributed investment income--net                         10,853

Accumulated net realized gain (loss) on investments                      99,240

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                              3,420,427
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      109,267,481

NET ASSET VALUE PER SHARE



                                                       Class A               Class B                 Class C                Class R
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      31,386,754              8,400,137               3,780,375             65,700,215

Shares Outstanding                                   2,553,695                683,798                 306,622              5,346,979
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            12.29                  12.28                  12.33                  12.29



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,567,355

EXPENSES:

Management fee--Note 2(a)                                              270,883

Distribution and service fees--Note 2(b)                                74,161

TOTAL EXPENSES                                                         345,044

INVESTMENT INCOME--NET                                               2,222,311
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                297,898

Net realized gain (loss) on financial futures                         (12,692)

NET REALIZED GAIN (LOSS)                                               285,206

Net unrealized appreciation (depreciation) on investments             (638,435)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (353,229)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,869,082

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                        December 31, 2001          Year Ended
                                              (Unaudited)       June 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,222,311           4,414,160

Net realized gain (loss) on investments           285,206             935,752

Net unrealized appreciation (depreciation)
   on investments                                (638,435)          2,679,003

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,869,082           8,028,915
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (586,632)            (968,116)

Class B shares                                  (122,369)            (168,319)

Class C shares                                   (48,851)             (31,307)

Class R shares                                (1,461,630)          (3,246,418)

Net realized gain on investments:

Class A shares                                  (203,744)                   --

Class B shares                                   (53,449)                   --

Class C shares                                   (23,445)                   --

Class R shares                                  (426,702)                   --

TOTAL DIVIDENDS                               (2,926,822)          (4,414,160)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 19,504,475           5,499,306

Class B shares                                  3,128,534           3,065,404

Class C shares                                  2,388,592           1,469,530

Class R shares                                  2,991,190          12,650,774

Dividends reinvested:

Class A shares                                    569,154             614,515

Class B shares                                     87,932              80,585

Class C shares                                     40,534              17,921

Class R shares                                    680,878           1,169,139

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        December 31, 2001          Year Ended
                                              (Unaudited)       June 30, 2001
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (CONTINUED) ($):

Cost of shares redeemed:

Class A shares                               (12,743,277)          (5,255,308)

Class B shares                                  (657,647)          (1,206,848)

Class C shares                                  (407,117)            (297,487)

Class R shares                                (5,577,193)         (17,316,263)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           10,006,055              491,268

TOTAL INCREASE (DECREASE) IN NET ASSETS        8,948,315            4,106,023
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           100,319,166           96,213,143

END OF PERIOD                                 109,267,481          100,319,166

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                        December 31, 2001          Year Ended
                                              (Unaudited)       June 30, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,556,334             447,855

Shares issued for dividends reinvested             45,584              50,188

Shares redeemed                               (1,019,418)            (430,509)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    582,500               67,534
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       248,693             248,983

Shares issued for dividends reinvested              7,060               6,582

Shares redeemed                                   (52,852)            (98,882)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     202,901             156,683
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       189,099             118,439

Shares issued for dividends reinvested              3,245               1,457

Shares redeemed                                   (32,387)            (24,425)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     159,957              95,471
-------------------------------------------------------------------------------

CLASS R

Shares sold                                       237,934           1,039,588

Shares issued for dividends reinvested             54,611              95,580

Shares redeemed                                  (443,974)         (1,416,317)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (151,429)           (281,149)

(A) DURING THE PERIOD ENDED DECEMBER 31, 2001, 2,896 CLASS B SHARES REPRESENTING $36,552 WERE AUTOMATICALLY CONVERTED TO 2,895 CLASS A SHARES, AND DURING THE PERIOD ENDED JUNE 30, 2001, 32,942 CLASS B SHARES REPRESENTING $401,122 WERE AUTOMATICALLY CONVERTED TO 32,931 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                         December 31, 2001(a)                                   Year Ended June 30,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
    beginning of period                               12.39         11.94         12.03         12.32          12.12         11.89

Investment Operations:

Investment income--net                                 .25(b)        .52           .52           .50            .52           .54

Net realized and unrealized
   gain (loss) on investments                         (.02)          .45          (.09)         (.28)           .26           .26

Total from investment operations                       .23           .97           .43           .22            .78           .80

Distributions:

Dividends from investment
   income--net                                        (.25)         (.52)         (.52)         (.50)          (.52)         (.54)

Dividends from net realized
   gain on investments                                (.08)           --            --          (.01)          (.06)         (.03)

Total Distributions                                   (.33)         (.52)         (.52)         (.51)          (.58)         (.57)

Net asset value, end of period                       12.29         12.39         11.94         12.03          12.32         12.12
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   1.86(d)       8.32          3.67          1.78           6.52          6.92
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .75(e)        .75           .75           .79            .77           .75

Ratio of net investment income
   to average net assets                              3.97(e)       4.29          4.36          4.06           4.24          4.52

Portfolio Turnover Rate                              13.21(d)      55.32         45.65         28.19          14.62         30.50
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      31,387        24,426        22,733        27,084         17,423        17,323

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT SECURITIES
     ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
     31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 3.96%
     TO 3.97%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.(

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


                                        Six Months Ended
                                        December 31, 2001(a)                                   Year Ended June 30,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                 (Unaudited)          2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.38         11.94         12.02         12.31          12.12         11.89

Investment Operations:

Investment income--net                                 .22(b)        .46           .46           .44            .46           .48

Net realized and unrealized
   gain (loss) on investments                         (.02)          .44          (.08)         (.28)           .25           .26

Total from investment operations                       .20           .90           .38           .16            .71           .74

Distributions:

Dividends from investment
   income--net                                        (.22)         (.46)         (.46)         (.44)          (.46)         (.48)

Dividends from net realized
   gain on investments                                (.08)           --            --          (.01)          (.06)         (.03)

Total Distributions                                   (.30)         (.46)         (.46)         (.45)          (.52)         (.51)

Net asset value, end of period                       12.28         12.38         11.94         12.02          12.31         12.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   1.60(d)       7.69          3.24          1.25           5.89          6.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.25(e)       1.25          1.25          1.28           1.27          1.25

Ratio of net investment income
   to average net assets                              3.47(e)       3.77          3.87          3.55           3.68          4.01

Portfolio Turnover Rate                              13.21(d)      55.32         45.65         28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       8,400         5,956         3,870         2,779          1,240           551

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT SECURITIES
     ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
     31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 3.46%
     TO 3.47%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.(

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                         December 31, 2001(a)                                     Year Ended June 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.43         11.98         12.06         12.34          12.14         11.90

Investment Operations:

Investment income--net                                 .22(b)        .47           .46           .44            .46           .49

Net realized and unrealized
   gain (loss) on investments                         (.02)          .45          (.08)         (.27)           .26           .27

Total from investment operations                       .20           .92           .38           .17            .72           .76

Distributions:

Dividends from investment
   income--net                                        (.22)         (.47)         (.46)         (.44)          (.46)         (.49)

Dividends from net realized
   gain on investments                                (.08)           --            --          (.01)          (.06)         (.03)

Total Distributions                                   (.30)         (.47)         (.46)         (.45)          (.52)         (.52)

Net asset value, end of period                       12.33         12.43         11.98         12.06          12.34         12.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   1.60(d)       7.80          3.25          1.35           6.02          6.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.25(e)       1.25          1.26          1.26           1.27          1.27

Ratio of net investment income
   to average net assets                              3.44(e)       3.72          3.86          3.58           3.71          4.17

Portfolio Turnover Rate                              13.21(d)      55.32         45.65         28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       3,780         1,823           613         1,534            209            74

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT SECURITIES
     ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
     31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 3.43%
     TO 3.44%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.(

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                         Six Months Ended
                                         December 31, 2001(a)                                   Year Ended June 30,
                                                                   ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.39         11.94         12.02         12.31          12.12         11.89

Investment Operations:

Investment income--net                                 .27(b)        .56           .55           .53            .55           .57

Net realized and unrealized
   gain (loss) on investments                         (.02)          .45          (.08)         (.28)           .25           .26

Total from investment operations                       .25          1.01           .47           .25            .80           .83

Distributions:

Dividends from investment
   income--net                                        (.27)         (.56)         (.55)         (.53)          (.55)         (.57)

Dividends from net realized
   gain on investments                                (.08)            --           --          (.01)          (.06)         (.03)

Total Distributions                                   (.35)         (.56)         (.55)         (.54)          (.61)         (.60)

Net asset value, end of period                       12.29         12.39         11.94         12.02          12.31         12.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      1.99(c)       8.59          4.01          2.02           6.69          7.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to
   average net assets                                  .50(d)        .50           .50           .54            .52           .50

Ratio of net investment income
   to average net assets                              4.25(d)       4.56          4.61          4.32           4.47          4.77

Portfolio Turnover Rate                              13.21(c)      55.32         45.65         28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      65,700        68,115        68,997        64,575         43,018        25,741

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT SECURITIES
     ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
     31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 4.24%
     TO 4.25%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.(

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Municipal Fund (the "fund" ) is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the
" Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to maximize current income exempt from Federal income tax consistent with the prudent risk of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2001, there were no financial futures contracts outstanding.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

The Distributor retained $686 during the period ended December 31, 2001, from commissions earned on sales of the fund's shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of ..50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended December 31, 2001, Class A, Class B and Class C shares were charged $37,006, $17,642 and $7,128, respectively, pursuant to the Plans. During the period ended December
31, 2001, Class B and Class C shares were charged $8,821 and $3,564, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2001, amounted to $22,104,422 and $13,537,426, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was $3,420,427, consisting of $3,736,664 gross unrealized appreciation and $316,237 gross unrealized depreciation.


At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the fund did not borrow under the Facility.

NOTE 5-Change in Accounting Principle:

As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to July 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $8,024 increase in accumulated undistributed investment income-net and a corresponding $8,024 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on June 30, 2001.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $2,830, decrease accumulated net unrealized appreciation (depreciation) by $2,084 and decrease net realized gains (losses) by $746. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Limited Term Municipal Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  347SA1201



Dreyfus Premier
Limited Term
Massachusetts
Municipal Fund

SEMIANNUAL REPORT
December 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                      Dreyfus Premier
                                      Limited Term Massachusetts Municipal Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Limited Term Massachusetts Municipal Fund, covering the six-month period from July 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kristin Lindquist.

Municipal bonds generally posted higher returns than stocks during the reporting period. Although one of America's longest periods of economic expansion came to an end, municipal bonds generally benefited from the Federal Reserve Board's efforts to reinvigorate an ailing economy, and the lowest interest-rate environment in 40 years helped to boost their prices.

The past six months have also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied toward the end of the reporting period. The importance of diversification was underscored by the bond market' s strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, the current investment environment has affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With municipal bond yields ending 2001 at historically low levels, a repeat of last year' s performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Kristin Lindquist, Portfolio Manager

How did Dreyfus Premier Limited Term Massachusetts Municipal Fund perform relative to its benchmarks?

For the six-month period ended December 31, 2001, the fund achieved a total return of 1.50% for Class A shares, 1.25% for Class B shares, 1.33% for Class C shares and 1.63% for Class R shares.(1) The Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index, the fund's benchmarks, achieved total returns of 1.79% and 1.80%, respectively, for the same period.(2) Additionally, the fund is reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 1.59%.(3) The fund' s benchmarks are broad-based measures of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund' s positive overall performance, and competitive performance relative to its benchmarks and Lipper category, to a slowing economy and declining interest rates during the reporting period.

What is the fund's investment approach?

The fund' s goal is to seek to maximize current income exempt from federal and Massachusetts personal income tax consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual tax-exempt bonds from Massachusetts issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund' s weighted average maturity in anticipation of interest-rate and supply-and-demand changes in the Massachusetts limited-term municipal marketplace. The fund' s dollar-weighted average maturity is not expected to exceed 10 years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's average duration uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration.

What other factors influenced the fund's performance?

Like the rest of the nation, municipalities across Massachusetts were suffering in a slowing economy when the reporting period began. In an attempt to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") continued its year-long pattern by reducing short-term interest rates five times during the reporting period for a total reduction of 2.00 percentage points.

Throughout the reporting period, reduced tax revenues forced the commonwealth to consider postponing planned projects because of budget concerns. The September 11 terrorist attacks created even more economic uncertainty, particularly in Massachusetts, where the two planes that struck the World Trade Center originated. The fund held a relatively large investment in Massachusetts Port Authority bonds, which fell sharply in the weeks following the attacks. In addition, businesses and vacationers sharply curtailed their air travel plans, which further eroded the value of airport-related bonds. While we view these concerns as temporary and do not believe that they will ultimately affect the long-term viability of the Massachusetts Port Authority, they hindered the fund' s performance during the reporting period.

In this challenging market environment, we maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- at point that was slightly longer than that of the average of the funds in its Lipper category. This positioning helped boost performance during the first four months of the reporting period, when intermediate- and long-term securities produced better returns than shorter term securities. In November and December, however, the fund' s returns suffered when shorter term securities produced better returns.

What is the fund's current strategy?

As of the end of the reporting period, we have adopted a "barbell" approach in which longer maturity securities are balanced by shorter maturity securities. We believe that this strategy will enable us to capture higher returns than we otherwise would by focusing solely on securities within the intermediate maturity range.

As always, we have continued to focus on maintaining the fund's high levels of credit quality. By the end of the reporting period, more than 55% of the fund's investments was triple-A rated, and the fund's overall credit quality averaged in the double-A range. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund



STATEMENT OF INVESTMENTS

December 30, 2001 (Unaudited)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.8%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--87.9%

Amherst 6%, 1/15/2003                                                                           200,000                  204,346

Andover 6%, 12/1/2005                                                                           700,000                  771,456

Attlebore 6%, 10/1/2003                                                                       1,085,000                1,153,138

Bellingham 5.375%, 3/1/2014 (Insured; AMBAC)                                                  1,685,000                1,783,033

Boston 5.75%, 2/1/2010                                                                        2,000,000                2,196,460

Boston Water and Sewer Commission, Revenue:

   9.25%, 1/1/2011                                                                              100,000                  132,898

Burlington:

   5.25%, 2/1/2012                                                                              200,000                  210,932

   5.25%, 2/1/2013                                                                              250,000                  263,155

Cambridge 5%, 12/15/2011                                                                        510,000                  535,577

Easton 6%, 9/15/2006                                                                            105,000                  108,782

Everett 6.125%, 12/15/2014 (Insured; MBIA)                                                    1,000,000                1,112,170

Framingham 5.75%, 3/1/2005                                                                    1,145,000                1,233,428

Franklin 6.25%, 11/15/2005 (Insured; MBIA)                                                      430,000                  476,642

Haverhill 6%, 6/15/2005 (Insured; FGIC)                                                         750,000                  817,118

Holden 6%, 3/1/2014 (Insured; FGIC)                                                           1,000,000                1,104,480

Lynn 5.25%, 2/15/2008                                                                         1,500,000                1,599,855

Malden 5%, 8/1/2010 (Insured; MBIA)                                                           1,000,000                1,042,070

Martha's Vineyard, Land Bank Revenue
   5.50%, 5/1/2011                                                                            1,030,000                1,103,954

Mashpee:

   5.625%, 11/15/2015 (Insured; FGIC)                                                           500,000                  531,840

   6.25%, 2/1/2006 (Insured; MBIA)                                                            1,000,000                1,104,600

Massachusetts Commonwealth:

   6.50%, 8/1/2008                                                                              600,000                  679,590

   Consolidated Loan:

      5.50%, 7/1/2008                                                                         2,500,000                2,710,900

      4.75%, 12/1/2010                                                                        5,000,000                5,134,450

      5.375%, 6/1/2011                                                                        6,350,000                6,774,434

      6.75%, 11/1/2011
         (Insured; FGIC, Prerefunded 11/1/2004)                                               1,375,000  (a)           1,533,029

      6%, 8/1/2012
         (Insured; FGIC, Prerefunded 8/1/2004)                                                2,500,000  (a)           2,743,650

      5.50%, 6/1/2013                                                                         1,000,000                1,071,570

      5%, 6/1/2014                                                                            2,000,000                2,048,500

      5.625%, 8/1/2015
         (Insured; MBIA, Prerefunded 8/1/2005)                                                1,000,000  (a)           1,089,920

      5.25%, 8/1/2017                                                                           500,000                  518,620

   Federal Highway 5.75%, 6/15/2010                                                           2,000,000                2,190,660


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Bay Transportation Authority:

  Assessment Revenue

      5.75%, 7/1/2011                                                                         2,000,000                2,183,080

   General Transportation System:

      5.90%, 3/1/2004 (Prerefunded 2/1/2003)                                                     20,000  (a)              21,243

      5.90%, 3/1/2004                                                                           530,000                  558,456

      5.50%, 3/1/2009                                                                         2,000,000                2,151,280

      5.50%, 3/1/2014 (Insured; FGIC)                                                         1,000,000                1,069,880

      5.25%, 3/1/2015 (Insured; FGIC)                                                         1,000,000                1,043,770

Massachusetts Development Finance Agency:

  Education Revenue (Belmont Hill School)

      5%, 9/1/2015                                                                              500,000                  493,395

   Higher Education Revenue (Smith College)

      5.75%, 7/1/2029                                                                         1,000,000                1,041,580

   Revenue (Massachusetts College of Pharmacy)

      6%, 7/1/2008                                                                              310,000                  323,271

      6.30%, 7/1/2010                                                                           350,000                  368,445

      6.40%, 7/1/2011                                                                           370,000                  390,498

      6.50%, 7/1/2012                                                                           395,000                  416,425

   RRR:

      (Semass Systems) 5%, 1/1/2005                                                           2,000,000                2,072,900

      (Waste Management, Inc) 6.90%, 12/1/2029                                                1,000,000                1,101,620

Massachusetts Education Loan Authority

   Education Loan Revenue
   6.20%, 7/1/2013 (Insured; AMBAC)                                                             735,000                  791,977

Massachusetts Educational Financing Authority

   Education Loan Revenue
   4.70%, 1/1/2010 (Insured; AMBAC)                                                           1,000,000                  994,730

Massachusetts Health and Educational Facilities Authority,
   Revenue:

      (Dana-Farber Cancer Institute)

         5.55%, 12/1/2003 (Insured; FGIC)                                                       400,000                  422,028

      (Harvard University):

         6.50%, 11/1/2004                                                                       700,000                  768,936

         5.50%, 1/15/2004                                                                     1,000,000                1,056,380

      (Jordan Hospital):

         5%, 10/1/2010                                                                          500,000                  479,525

         6.875%, 10/1/2015                                                                    1,000,000                1,018,720

      (Northeastern University)
         5.50%, 10/1/2009 (Insured; MBIA)                                                       420,000                  453,092

      (Partners Healthcare Systems):

         5.25%, 7/1/2004 (Insured; FSA)                                                       1,000,000                1,050,720

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational Facilities Authority,
  Revenue:

    (Partners Healthcare Systems) (continued):

         5.25%, 7/1/2013                                                                      1,595,000                1,603,884

         5.125%, 7/1/2019                                                                     1,000,000                  950,120

      (South Shore Hospital):

         4.75%, 7/1/2004                                                                        700,000                  719,334

      (Tufts University):

         5.95%, 8/15/2018 (Insured; FGIC)                                                     2,000,000                2,041,840

         5.50%, 2/15/2036                                                                     1,000,000                1,016,420

      (Williams College) 5.70%, 7/1/2008                                                        520,000                  553,712

      (Winchester Hospital) 6.75%, 7/1/2030                                                   1,600,000                1,641,696

Massachusetts Housing Finance Agency, SFHR:

   6%, 6/1/2014 (Insured; MBIA)                                                               1,150,000                1,170,114

   5.75%, 12/1/2029 (Insured; MBIA)                                                              25,000                   25,181

Massachusetts Industrial Finance Agency:

  Electric Revenue (Nantucket Electric Co. Project)

      6.75%, 7/1/2006 (Insured; AMBAC)                                                        1,400,000                1,553,174

   Museum Revenue, (Museum of Fine Arts of Boston)

      5.375%, 1/1/2007 (Insured; MBIA)                                                        1,000,000                1,069,470

   Revenue:

      (Babson College) 5.75%, 10/1/2007 (Insured; MBIA)                                         555,000                  606,498

      (Brooks School):

         5.70%, 7/1/2006 (Prerefunded 7/1/2003)                                                 260,000  (a)             277,966

         5.75%, 7/1/2007 (Prerefunded 7/1/2003)                                                 275,000  (a)             294,203

         5.80%, 7/1/2008 (Prerefunded 7/1/2003)                                                 290,000  (a)             310,462

         5.85%, 7/1/2009 (Prerefunded 7/1/2003)                                                 305,000  (a)             326,747

      (Concord Academy):

         5.45%, 9/1/2017                                                                        500,000                  496,580

         5.50%, 9/1/2027                                                                      1,250,000                1,211,813

      (College of The Holy Cross)

         5.50%, 3/1/2007 (Insured; MBIA)                                                      1,145,000                1,230,967

      (St. John's School, Inc.) 5.70%, 6/1/2018.                                              1,000,000                  993,210

      (The Tabor Academy) 5.40%, 12/1/2028.                                                     500,000                  476,615

      (Tufts University):

         5.50%, 2/15/2007 (Insured; MBIA)                                                       750,000                  806,273

         5.50%, 2/15/2008 (Insured; MBIA)                                                     1,595,000                1,714,561

         5.50%, 2/15/2011 (Insured; MBIA)                                                       500,000                  537,780

      (Wentworth Institute of Technology) 5.55%, 10/1/2013                                      500,000                  502,360

      (Worcester Polytechnic) 5.35%, 9/1/2006                                                   850,000                  912,390

Massachusetts Municipal Wheelhouse Electric Company,

  Power Supply System Revenue:

      6%, 7/1/2011                                                                            2,240,000                2,333,162


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Municipal Wheelhouse Electric Company,

  Power Supply System Revenue (continued):

      (Project 6) 5%, 7/1/2006 (MBIA).                                                        2,000,000                2,101,380

      (Stony Brook Intermediate) 4.50% 7/1/2006 (MBIA)                                        1,500,000                1,545,255

Massachusetts Port Authoriy, Revenue

   5.75%, 7/1/2010                                                                            2,000,000                2,106,380

   5.75%, 7/1/2011                                                                            2,500,000                2,627,875

   6%, 7/1/2013                                                                               2,500,000                2,626,725

Massachusetts Water Pollution Abatement Trust:

  (Pool Loan Program):

      6.125%, 2/1/2007 (Insured; FSA)                                                         1,000,000                1,104,140

      5.625%, 8/1/2013                                                                        1,000,000                1,076,670

      5.25%, 2/1/2010                                                                         1,705,000                1,808,817

      5.25%, 2/1/2014.                                                                        1,300,000                1,345,981

   Water Pollution Abatement Revenue:

      (New Bedford Loan Program):

         6%, 2/1/2004                                                                           745,000                  793,336

         6%, 2/1/2004                                                                           255,000                  271,769

         5.25%,2/1/2012.                                                                        500,000                  525,680

      (SESD Loan Program) 6.375%, 2/1/2015.                                                   2,305,000                2,515,447

      (SESD Loan Program) 6.375%, 2/1/2015.                                                     195,000                  210,111

Massachusetts Water Resource Authority:

   5.875%, 11/1/2004                                                                          2,345,000                2,446,820

   5.50%, 8/1/2008 (Insured; MBIA)                                                              500,000                  539,115

   5.30%, 11/1/2010 (Insured; FGIC)                                                           1,000,000                1,046,930

   5.50%, Series B, 8/1/2011 (Insured; FSA)                                                   1,100,000                1,184,469

   5.50%, Series D, 8/1/2011 (Insured; FSA)                                                   1,000,000                1,076,790

   5.50%, 8/1/2013 (Insured; FSA).                                                            1,000,000                1,071,990

   6%, 8/1/2014 (Insured; MBIA)                                                               1,000,000                1,118,250

   6%, 8/1/2024 (Prerefunded 7/1/2003, Insured; MBIA)                                           515,000  (a)             562,792

Mendon Upton Regional School District

   6%, 6/1/2007 (Insured; FGIC)                                                                 600,000                  662,880

North Attleborough 5.50%, 3/1/2006
   (Insured; AMBAC)                                                                           1,000,000                1,077,230

Northampton, School Project Loan

   6.40%, 5/15/2004 (Insured; MBIA)                                                             750,000                  810,908

Quabbin Regional School District
   6%, 6/15/2008 (Insured; AMBAC)                                                               780,000                  865,535

Sandwich 5.75%, 8/15/2013 (Insured; MBIA)                                                     1,050,000                1,144,920

Shrewsbury 5%, 8/15/2017                                                                      3,295,000                3,296,252

Somerville 6%, 2/15/2007 (Insured; FSA)                                                         775,000                  853,833

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Southeastern University Building Authority, Project Revenue

   5.90%, 5/1/2010 (Insured; AMBAC)                                                             500,000                  546,640

South Essex Sewer District

   6.75%, 6/1/2015 (Insured; MBIA)                                                            1,015,000                1,126,873

Springfield 5.50%, 8/1/2014 (Insured; FGIC)                                                   1,500,000                1,601,880

University of Massachusett Building Authority,
   Project Revenue

   5.50%, 11/1/2014 (Insured; AMBAC)                                                          1,000,000                1,055,370

Uxbridge, Municipal Purpose Loan:

   6.125%, 11/15/2005 (Insured; MBIA)                                                           500,000                  551,980

   6.125%, 11/15/2007 (Insured; MBIA)                                                           525,000                  586,714

Westfield 6.50%, 5/1/2017 (Insured; FGIC)                                                       735,000                  834,372

Worchester:

   6.20%, 5/1/2010 (Insured; MBIA).                                                           1,440,000                1,601,150

   5.625%, 8/15/2015 (Insured; FGIC).                                                         1,000,000                1,062,450

   Municipal Purpose Loan:

      6.25%, 7/1/2010 (Insured; MBIA).                                                          755,000                  855,166

      5.25%, 11/1/2010 (Insured; MBIA)                                                        1,000,000                1,058,400

U.S. RELATED--5.9%

Guam Economic Development Authority:

   Zero Coupon, 5/15/2011                                                                       250,000  (b)             186,433

   Zero Coupon, 5/15/2012                                                                       300,000  (b)             223,185

   Zero Coupon, 5/15/2013                                                                     1,175,000  (b)             860,041

   5.40%, 5/15/2031                                                                             485,000                  487,803

Puerto Rico Commonwealth:

   6.25%, 7/1/2011 (Insured; MBIA)                                                            1,050,000                1,209,642

   Public Improvement 5.50%, 7/1/2015 (Insured; FSA)                                          1,500,000                1,626,780

   5.50%, 7/1/2014 (Insured; MBIA)                                                              500,000                  543,910

Puerto Rico Commonwealth Highway and
   Transportation Authority, Highway Revenue

   6.25%, 7/1/2009 (Insured; MBIA)                                                            1,000,000                1,136,920

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                            1,000,000                1,125,010

Puerto Rico Public Buildings Authority, Revenue

   6.75%, 7/1/2005 (Insured; AMBAC)                                                           1,000,000                1,118,600

University of Puerto Rico, University Revenue
   6.25%, 6/1/2005                                                                              750,000                  825,289

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

  (cost $144,648,743)                                                                                                148,272,628


                                                                                               Principal
SHORT-TERM INVESTMENTS--4.9%                                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS:

Massachusetts Commonwealth,VRDN:

   1.55%                                                                                        400,000  (c)             400,000

   (Central Artery):

      1.95%                                                                                   1,100,000  (c)           1,100,000

      1.95%                                                                                   3,000,000  (c)           3,000,000

Massachusetts Health and Educational Facilities Authority

  Revenue, VRDN (Capital Asset Program)

   1.90% (Insured; MBIA, LOC; State Street Bank & Trust Co.)                                  1,800,000  (c)           1,800,000

Massachusetts Industrial Finance Agency, Revenue, VRDN

  (Showa Womans Institute, Inc.)

  1.95% (LOC; Bank of New York, Fuji Bank & Trust Co.

   Bank of New York)                                                                            800,000  (c)             800,000

Massachusetts Housing Finance Agency, VRDN

   (Harbor Point), 1.45%                                                                        600,000  (c)             600,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

  (cost $7,700,000)                                                                                                    7,700,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $152,348,743)                                                              98.7%             155,972,628

CASH AND RECEIVABLES (NET)                                                                          1.3%               2,115,146

NET ASSETS                                                                                        100.0%             158,087,774

                                                             The Fund


Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

FGIC                      Financial Guaranty Insurance
                          Company

FSA                       Financial Security Assurance

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

RRR                       Resources Recovery Revenue

SFHR                      Single Family Housing Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              56.6

AA                               Aa                              AA                                               28.2

A                                A                               A                                                 3.4

BBB                              Baa                             BBB                                               6.9

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           4.9

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(C)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           152,348,743   155,972,628

Interest receivable                                                   2,548,722

Receivable for shares of Beneficial Interest subscribed                     165

                                                                    158,521,515
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    69,088

Cash overdraft due to Custodian                                         364,653

                                                                        433,741
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      158,087,774
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     154,933,848

Accumulated undistributed investment income--net                         15,102

Accumulated net realized gain (loss) on investments                   (485,061)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                              3,623,885
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      158,087,774

NET ASSET VALUE PER SHARE


                                                           Class A              Class B            Class C             Class R
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           13,094,809            1,277,900           600,973          143,114,092

Shares Outstanding                                        1,062,714              103,537            48,598           11,613,383
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 12.32                12.34             12.37                12.32



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,567,146

EXPENSES:

Management fee--Note 2(a)                                              379,301

Distribution and service fees--Note 2(b)                                21,863

Loan commitment fees--Note 4                                             1,452

TOTAL EXPENSES                                                         402,616

INVESTMENT INCOME--NET                                               3,164,530
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                 73,363

Net realized gain (loss) on financial futures                         (12,692)

NET REALIZED GAIN (LOSS)                                                60,671

Net unrealized appreciation (depreciation) on investments             (865,157)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (804,486)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,360,044

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 2001         Year Ended
                                              (Unaudited)      June 30, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,164,530           5,583,355

Net realized gain (loss) on investments            60,671              51,337

Net unrealized appreciation
   (depreciation) on investments                 (865,157)          4,772,549

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,360,044          10,407,241
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (260,433)            (535,409)

Class B shares                                   (18,138)             (20,337)

Class C shares                                    (5,738)              (4,000)

Class R shares                                (2,867,753)          (5,023,609)

TOTAL DIVIDENDS                               (3,152,062)          (5,583,355)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                  1,475,258             676,242

Class B shares                                    530,362             635,627

Class C shares                                    487,956              93,602

Class R shares                                 22,412,117          42,518,033

Dividends reinvested:

Class A shares                                    131,788             289,202

Class B shares                                     12,206              11,002

Class C shares                                      2,536               3,966

Class R shares                                    948,860           1,653,440

Cost of shares redeemed:

Class A shares                                (1,297,608)          (1,205,343)

Class B shares                                  (111,149)            (544,111)

Class C shares                                    (2,065)             (33,101)

Class R shares                                (5,804,864)         (19,029,146)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           18,785,397           25,069,413

TOTAL INCREASE (DECREASE) IN NET ASSETS       17,993,379           29,893,299
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           140,094,395          110,201,096

END OF PERIOD                                 158,087,774          140,094,395

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        December 31, 2001          Year Ended
                                              (Unaudited)       June 30, 2001
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       118,293              54,961

Shares issued for dividends reinvested             10,528              23,676

Shares redeemed                                  (104,284)            (98,585)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      24,537             (19,948)
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        41,947              51,607

Shares issued for dividends reinvested                975                 898

Shares redeemed                                    (8,909)            (44,891)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      34,013               7,614
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        39,005               7,752

Shares issued for dividends reinvested                202                 323

Shares redeemed                                      (165)             (2,693)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      39,042                5,382
-------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,801,698            3,480,031

Shares issued for dividends reinvested             75,793              135,330

Shares redeemed                                  (464,226)          (1,558,125)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,413,265            2,057,236

(A) DURING THE PERIOD ENDED JUNE 30, 2001, 1,004 CLASS B SHARES REPRESENTING $12,129, WERE AUTOMATICALLY CONVERTED TO 1,007 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         December 31, 2001(a)                                   Year Ended June 30,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                 (Unaudited)          2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.38          11.89        12.03         12.34          12.15         11.97

Investment Operations:

Investment income--net                                 .25(b)         .52          .51           .51            .53           .54

Net realized and unrealized
   gain (loss) on investments                         (.06)           .49         (.14)         (.30)           .24           .20

Total from Investment Operations                       .19           1.01          .37           .21            .77           .74

Distributions:

Dividends from investment
   income--net                                        (.25)          (.52)        (.51)         (.51)          (.53)         (.54)

Dividends from net realized
   gain on investments                                  --             --          --           (.01)          (.05)         (.02)

Total Distributions                                  (.25)         (.52)         (.51)          (.52)          (.58)         (.56)

Net asset value, end of period                      12.32         12.38         11.89          12.03          12.34         12.15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                  1.50(d)       8.63          3.21           1.60           6.41          6.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .75(e)        .75           .75            .75            .75           .75

Ratio of net investment income
   to average net assets                             3.95(e)       4.24          4.32           4.10           4.30          4.47

Portfolio Turnover Rate                              6.63(d)      14.88         31.89          16.35           6.63         22.57
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     13,095        12,850        12,581         15,045         16,355        16,093

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT SECURITIES
     ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
     31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 3.94%
     TO 3.95%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED

(E)  ANNUALIZED



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                        December 31, 2001(a)                                    Year Ended June 30,
                                                                   ----------------------------------------------------------------

CLASS B SHARES                                 (Unaudited)          2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.40         11.92         12.06         12.37          12.18         11.99

Investment Operations:

Investment income--net                                 .22(b)        .46           .45           .44            .47           .48

Net realized and unrealized
   gain (loss) on investments                         (.06)          .48          (.14)         (.30)           .24           .21

Total from Investment Operations                       .16           .94           .31           .14            .71           .69

Distributions:

Dividends from investment
   income--net                                        (.22)         (.46)         (.45)         (.44)          (.47)         (.48)

Dividends from net realized
   gain on investments                                  --            --            --          (.01)          (.05)         (.02)

Total Distributions                                   (.22)         (.46)         (.45)         (.45)          (.52)         (.50)

Net asset value, end of period                       12.34         12.40         11.92         12.06          12.37         12.18
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   1.25(d)       8.00          2.70          1.09           5.87          5.90
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.25(e)       1.25          1.25          1.25           1.25          1.25

Ratio of net investment income
   to average net assets                              3.42(e)       3.74          3.80          3.56           3.78          3.96

Portfolio Turnover Rate                               6.63(d)      14.88         31.89         16.35           6.63         22.57
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,278           862           738           901            637           464

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT SECURITIES
     ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
     31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 3.41%
     TO 3.42%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                        December 31, 2001(a)                                   Year Ended June 30,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                 (Unaudited)          2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.42         11.93         12.08         12.38          12.15         11.97

Investment Operations:

Investment income--net                                 .22(b)        .46           .46           .44            .46           .49

Net realized and unrealized
   gain (loss) on investments                         (.05)          .49          (.15)         (.29)           .28           .20

Total from Investment Operations                       .17           .95           .31           .15            .74           .69

Distributions:

Dividends from investment
   income--net                                        (.22)         (.46)         (.46)         (.44)          (.46)         (.49)

Dividends from net realized
   gain on investments                                  --            --            --          (.01)          (.05)         (.02)

Total Distributions                                  (.22)          (.46)         (.46)         (.45)          (.51)         (.51)

Net asset value, end of period                      12.37          12.42         11.93         12.08          12.38         12.15
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                  1.33(d)        8.11          2.63          1.18           6.19          5.87
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.25(e)        1.25          1.25          1.25           1.23          1.25

Ratio of net investment income
   to average net assets                             3.33(e)        3.75          3.80          3.58           3.64          4.05

Portfolio Turnover Rate                              6.63(d)       14.88         31.89         16.35           6.63         22.57
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         601           119            50           332            282             7

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT SECURITIES
     ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
     31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 3.32%
     TO 3.33%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                        December 31, 2001(a)                                  Year Ended June 30,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                 (Unaudited)          2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              12.38          11.89         12.04         12.34          12.16         11.97

Investment Operations:

Investment income--net                                .27(b)         .55           .54           .54            .56           .57

Net realized and unrealized
   gain (loss) on investments                        (.07)           .49          (.15)         (.29)           .23           .21

Total from Investment Operations                      .20           1.04           .39           .25            .79           .78

Distributions:

Dividends from investment
   income--net                                       (.26)          (.55)         (.54)         (.54)          (.56)         (.57)

Dividends from net realized
   gain on investments                                 --              --          --           (.01)          (.05)         (.02)

Total Distributions                                  (.26)          (.55)         (.54)         (.55)          (.61)         (.59)

Net asset value, end of period                      12.32          12.38         11.89         12.04          12.34         12.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     1.63(c)        8.90          3.37          1.93           6.58          6.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .50(d)         .50           .50           .50            .50           .50

Ratio of net investment income
   to average net assets                             4.20(d)        4.49          4.58          4.35           4.54          4.73

Portfolio Turnover Rate                              6.63(c)       14.88         31.89         16.35           6.63         22.57
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    143,114        126,264        96,832        70,901         50,959        33,188

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT SECURITIES
     ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
     31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY $.01 AND
     DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE
     BY $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM
     4.19% TO 4.20%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund' s investment objective is to maximize current income exempt from Federal and Massachusetts personal income taxes of consistent with the prudent risk of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") , which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.


(c) Financial futures: The fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2001, there were no financial futures contracts outstanding.

(d) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(e) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The fund has an unused capital loss carryover of approximately $483,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States of America. If not applied, $36,000 of the carryover expires in fiscal 2007, $205,000 expires in fiscal 2008 and $242,000 expires in fiscal 2009.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

The Distributor retained $353 during the period ended December 31, 2001, from commissions earned on sales of the fund's shares.

(b) Distribution and Service Plan: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of ..50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended December 31, 2001, Class A, Class B and Class C shares were charged $16,560, $2,669 and $866, respectively, pursuant to the Plans. During the period ended December 31, 2001, Class B and Class C shares were charged $1,335 and $433, respectively, pursuant to the Service Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans and Service Plan.

NOTE 3--Securities transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2001, amounted to $22,121,422 and $9,622,354, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was $3,623,885, consisting of $4,235,323 gross unrealized appreciation and $611,438 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing markets rates in effect at the time of borrowings. During the period ended December 31, 2001, the fund did not borrow under the Facility.

NOTE 5--Change in Accounting Principle:

As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt secu rities on a daily basis. Prior to July 1, 2001, the portfolio amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,634 increase in accumulated undistributed investment income-net and a corresponding $2,634 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on June 30, 2001.

The effect of this change for the period ended December 31, 2001 was to increase net investment income by $12,468; increase accumulated net unrealized appreciation (depreciation) by $87 and decrease net realized gains (losses) by $12,555. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier Limited Term
                        Massachusetts Municipal Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  346SA1201